UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07732

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: March 31, 2024

Date of reporting period: March 31, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR 03.31.24

ANNUAL REPORT

ALLIANCEBERNSTEIN

GLOBAL HIGH INCOME FUND

(NYSE: AWF)

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for AllianceBernstein Global High Income Fund, Inc. (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 1

ANNUAL REPORT

May 7, 2024

This report provides management’s discussion of fund performance for AllianceBernstein Global High Income Fund, Inc. for the annual reporting period ended March 31, 2024. The Fund is a closed-end fund and its shares of common stock trade on the New York Stock Exchange.

The Fund seeks high current income and, secondarily, capital appreciation.

RETURNS AS OF MARCH 31, 2024 (unaudited)

	6 Months	12 Months

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND (NAV)	10.89%	15.06%

Primary Benchmark: Bloomberg Global High Yield Index (USD hedged)	10.57%	13.36%

Blended Benchmark: 33% JPM GBI-EM / 33% JPM EMBI Global/ 33% Bloomberg US Corporate HY 2% Issuer Capped Index	8.27%	7.90%

The Fund’s market price per share on March 31, 2024, was $10.62. The Fund’s NAV per share on March 31, 2024, was $11.21. For additional financial highlights, please see pages 105-106.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Global High Yield Index (USD hedged), as well as its blended benchmark for the six- and 12-month periods ended March 31, 2024. The blended benchmark is composed of equal weightings of the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated), the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”) and the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index.

During both periods, the Fund outperformed its primary benchmark and the blended benchmark. Over the 12-month period, security selection was the largest contributor to relative performance, from security selection in US investment-grade and high-yield corporate bonds, eurozone high-yield corporates and emerging-market (“EM”) sovereign and corporate bonds. Yield-curve positioning also contributed, as an overweight to the six-month part of the yield curve in the US and an underweight to the six-month part of the eurozone yield-curve contributed more to performance than losses from overweights to the two- to 10-year parts of the US yield-curve. At the country level, an underweight to the eurozone contributed. From a currency perspective, a short in the euro also added to performance. Sector

2 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

allocation detracted, mostly from an underweight to EM sovereign bonds, and off-benchmark exposure to US investment-grade corporates, US Treasuries and commercial mortgage-backed securities (“CMBS”) that were partially offset by gains from off-benchmark exposure to collateralized loan obligations and an underweight to emerging-market corporate bonds.

During the six-month period, security selection was the greatest contributor, as selections among US investment-grade and high-yield corporate bonds, eurozone high-yield corporates and emerging-market sovereign bonds contributed. An underweight to the eurozone and an overweight to the US contributed from a country allocation perspective. Yield-curve positioning also added to performance, mainly from an overweight to the six-month part of the US curve and an underweight to the six-month part of the eurozone curve that was partially offset by losses from overweights to the two- and five-year parts of the US yield-curve and underweights to the 20- and 30-year parts of the US yield-curve. Sector allocation detracted, mostly from an underweight to emerging-market sovereign bonds and off-benchmark exposure to US investment-grade corporates, US Treasuries, bank loans, agency risk-sharing transactions and CMBS that were partially offset by a gain from an overweight to US high-yield corporate bonds. Currency decisions also detracted, because of a short position in the euro.

During both periods, the Fund used interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were also utilized to effectively gain exposure to specific sectors. Total return swaps were used to create synthetic high-yield exposure in the Fund, while written options and purchased options were used to put spread for downside protection.

During both the six-month and 12-month period, the utilization of leverage on behalf of the Fund contributed positively to performance.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the 12-month period ended March 31, 2024, fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns started to diverge based on individual country rates of growth, inflation expectations and central bank decisions. Most central banks raised interest rates substantially to combat inflation, then paused further interest-rate hikes later in the period and are on the cusp of beginning monetary easing. Government bond returns in aggregate were positive, with the highest return in Switzerland, while US Treasury returns were only slightly positive. Overall, developed-market investment-grade corporate bonds solidly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and significantly outperformed government bonds—especially in the eurozone and US. Emerging-market hard-currency

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 3

sovereign bonds outperformed developed-market treasuries by a wide margin. Emerging-market hard-currency corporate bonds had strong relative positive returns and outperformed developed-market corporates by credit quality. Among sovereigns and corporates, emerging-market high yield outperformed investment grade by a material margin during the period. Local-currency sovereign bonds exceeded developed-market treasuries yet trailed other risk sectors as the US dollar gained on most currencies during the period.

The Fund’s Investment Management Team (the “Team”) seeks to generate high current income and, secondarily, capital appreciation. The Fund is a globally diversified portfolio that takes full advantage of the Team’s best research ideas by pursuing high-income opportunities across all fixed-income sectors. The Fund invests primarily (and without limit) in corporate debt securities from US and non-US issuers, as well as government bonds from both developing and developed countries, including the US. Under normal market conditions, the Fund invests substantially in lower-rated bonds, but may also invest in investment-grade and unrated debt securities.

INVESTMENT POLICIES

The Fund invests without limit in securities denominated in non-US currencies as well as those denominated in the US dollar. The Fund may also invest, without limit, in sovereign debt securities issued by emerging and developed nations and in debt securities of US and non-US corporate issuers. For more information regarding the Fund’s risks, please see “Disclosures and Risks” on pages 5-8 and “Note E—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on pages 100-103.

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DISCLOSURES AND RISKS

AllianceBernstein Global High Income Fund

Shareholder Information

Weekly comparative net asset value (“NAV”) and market price information about the Fund is published each Saturday in Barron’s and in other newspapers in a table called “Closed-End Funds.” Daily NAV and market price information, and additional information regarding the Fund, is available at www.abfunds.com and www.nyse.com. For additional shareholder information regarding this Fund, please see pages 110-111.

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a fund portfolio. The Bloomberg Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® GBI-EM represents the performance of local currency government bonds issued by emerging markets. The JPM EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 5

DISCLOSURES AND RISKS (continued)

Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Investments in derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

Mortgage-Related and/or Other Asset-Backed Securities Risk: The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. Historical performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares and assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

3/31/2014 TO 3/31/2024

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global High Income Fund based on market prices (from 3/31/2014 to 3/31/2024) as compared with the performance of the Fund’s benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2024 (unaudited)

	NAV Returns	Market Price

1 Year	15.06%	18.43%

5 Years	4.75%	5.95%

10 Years	5.05%	4.78%

AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

	NAV Returns	Market Price

1 Year	15.06%	18.43%

5 Years	4.75%	5.95%

10 Years	5.05%	4.78%

Performance assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund’s dividend reinvestment plan.

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PORTFOLIO SUMMARY

March 31, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): 966.4

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.2% or less in the following: Common Stocks, Preferred Stocks, Asset-Backed Securities and Rights.

2

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following: Angola, Argentina, Austria, Cayman Islands, Chile, China, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Finland, Ghana, Guatemala, Hong Kong, Indonesia, Ireland, Israel, Jamaica, Japan, Jersey (Channel Islands), Kazakhstan, Kuwait, Macau, Malaysia, Netherlands, Nigeria, Norway, Panama, Peru, Romania, Senegal, Slovenia, South Africa, Sweden, Switzerland, Trinidad and Tobago, Turkey, Ukraine, Venezuela and Zambia.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 11

PORTFOLIO OF INVESTMENTS

March 31, 2024

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 56.7%
Industrial – 50.1%
Basic – 3.6%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027(a)(b)	U.S.$	140	$135,790
6.375%, 06/15/2030(b)		364	365,701
Alcoa Nederland Holding BV 6.125%, 05/15/2028(b)		649	649,969
7.125%, 03/15/2031(b)		441	449,223
Arsenal AIC Parent LLC 8.00%, 10/01/2030(b)		728	764,194
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(b)		1,976	1,275,289
7.50%, 09/30/2029(b)		1,244	687,942
Baffinland Iron Mines Corp./Baffinland Iron Mines LP 8.75%, 07/15/2026(b)		373	344,561
Cleveland-Cliffs, Inc. 7.00%, 03/15/2032(b)		2,998	3,040,127
Constellium SE 3.125%, 07/15/2029(b)	EUR	1,109	1,106,618
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026	U.S.$	333	327,581
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(b)		360	346,140
Domtar Corp. 6.75%, 10/01/2028(b)		140	127,489
Element Solutions, Inc. 3.875%, 09/01/2028(b)		1,370	1,255,786
ERP Iron Ore LLC 9.04%, 12/31/2019(c)(d)(e)(f)(g)		240	76,802
FMG Resources August 2006 Pty Ltd. 4.375%, 04/01/2031(b)		2,125	1,899,334
4.50%, 09/15/2027(b)		819	786,014
5.875%, 04/15/2030(b)		86	84,548
6.125%, 04/15/2032(b)		2,651	2,620,859
Glatfelter Corp. 4.75%, 11/15/2029(b)		77	65,530
Graham Packaging Co., Inc. 7.125%, 08/15/2028(b)		698	633,188
Graphic Packaging International LLC 3.75%, 02/01/2030(b)		1,661	1,479,607
Hecla Mining Co. 7.25%, 02/15/2028		282	283,225

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Hudbay Minerals, Inc. 4.50%, 04/01/2026(b)	U.S.$	401	$387,489
INEOS Finance PLC 6.375%, 04/15/2029(b)	EUR	1,160	1,253,222
7.50%, 04/15/2029(b)	U.S.$	848	852,512
INEOS Quattro Finance 2 PLC 8.50%, 03/15/2029(b)	EUR	1,726	1,965,427
9.625%, 03/15/2029(b)	U.S.$	548	588,964
INEOS Styrolution Ludwigshafen GmbH 2.25%, 01/16/2027(b)	EUR	104	103,608
Ingevity Corp. 3.875%, 11/01/2028(b)	U.S.$	495	447,195
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(b)(c)		611	574,809
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(b)		361	344,199
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(d)(e)(f)(g)(h)		2,857	– 0	–
Mineral Resources Ltd. 8.125%, 05/01/2027(b)		158	159,775
Olympus Water US Holding Corp. 7.125%, 10/01/2027(b)		755	763,096
9.75%, 11/15/2028(b)		1,750	1,865,756
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(b)		143	131,018
SCIL IV LLC/SCIL USA Holdings LLC 4.375%, 11/01/2026(b)	EUR	320	341,814
5.375%, 11/01/2026(b)	U.S.$	1,039	1,008,478
Sealed Air Corp. 6.875%, 07/15/2033(b)		564	588,216
SNF Group SACA 3.125%, 03/15/2027(b)		655	604,972
3.375%, 03/15/2030(b)		951	822,619
SunCoke Energy, Inc. 4.875%, 06/30/2029(b)		395	357,928
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375%, 09/01/2025(b)		58	46,400
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(b)		1,887	1,743,479
WR Grace Holdings LLC 4.875%, 06/15/2027(b)		1,186	1,128,101
5.625%, 08/15/2029(b)		61	54,603

			34,939,197

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 4.6%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(b)(c)	EUR	3,069	$933,128
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 4.00%, 09/01/2029(b)	U.S.$	985	794,136
6.00%, 06/15/2027(b)		684	663,330
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, 08/15/2026(b)	EUR	1,442	1,333,703
4.125%, 08/15/2026(b)	U.S.$	3,282	2,977,186
5.25%, 08/15/2027(b)		639	401,212
Ball Corp. 6.00%, 06/15/2029		1,607	1,621,903
6.875%, 03/15/2028		553	567,281
Bombardier, Inc. 7.25%, 07/01/2031(b)		862	864,435
7.875%, 04/15/2027(b)		1,055	1,056,619
8.75%, 11/15/2030(b)		1,295	1,384,031
Calderys Financing LLC 11.25%, 06/01/2028(b)		2,089	2,247,544
Clean Harbors, Inc. 4.875%, 07/15/2027(b)		25	24,250
6.375%, 02/01/2031(b)		393	395,775
Crown Americas LLC 5.25%, 04/01/2030		411	396,561
Eco Material Technologies, Inc. 7.875%, 01/31/2027(b)		3,007	3,054,090
EnerSys 4.375%, 12/15/2027(b)		935	884,948
6.625%, 01/15/2032(b)		1,170	1,179,803
Enviri Corp. 5.75%, 07/31/2027(b)		1,384	1,302,685
Esab Corp. 6.25%, 04/15/2029(b)		544	546,907
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(b)		957	956,695
GFL Environmental, Inc. 6.75%, 01/15/2031(b)		523	535,995
Griffon Corp. 5.75%, 03/01/2028		1,079	1,057,163
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC 9.00%, 02/15/2029(b)		370	382,671

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LSB Industries, Inc. 6.25%, 10/15/2028(a)(b)	U.S.$	1,348	$1,297,920
Madison IAQ LLC 5.875%, 06/30/2029(b)		359	329,116
Maxim Crane Works Holdings Capital LLC 11.50%, 09/01/2028(b)		340	368,638
Moog, Inc. 4.25%, 12/15/2027(b)		379	356,969
Mueller Water Products, Inc. 4.00%, 06/15/2029(b)		291	263,989
Oscar AcquisitionCo LLC/Oscar Finance, Inc. 9.50%, 04/15/2030(b)		372	366,942
Paprec Holding SA 7.25%, 11/17/2029(b)	EUR	569	654,237
Stericycle, Inc. 3.875%, 01/15/2029(b)	U.S.$	1,076	975,810
TK Elevator Midco GmbH 4.375%, 07/15/2027(b)	EUR	585	607,591
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(b)	U.S.$	306	295,675
TransDigm, Inc. 4.625%, 01/15/2029		1,595	1,480,536
4.875%, 05/01/2029		1,954	1,816,156
6.375%, 03/01/2029(b)		83	83,254
6.75%, 08/15/2028(b)		2,508	2,544,765
7.125%, 12/01/2031(b)		3,137	3,235,838
7.50%, 03/15/2027		118	118,105
Trinity Industries, Inc. 7.75%, 07/15/2028(b)		1,073	1,101,743
Triumph Group, Inc. 9.00%, 03/15/2028(b)		2,265	2,388,079
Tutor Perini Corp. 6.875%, 05/01/2025(b)		61	60,528
WESCO Distribution, Inc. 6.375%, 03/15/2029(b)		371	374,898
6.625%, 03/15/2032(b)		375	381,218
7.125%, 06/15/2025(b)		20	20,026
7.25%, 06/15/2028(b)		271	276,697

			44,960,781

Communications - Media – 6.9%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(b)		723	680,873
Altice Financing SA 5.00%, 01/15/2028(b)		516	424,302
5.75%, 08/15/2029(b)		2,724	2,178,035

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AMC Networks, Inc. 4.25%, 02/15/2029	U.S.$	1,084	$768,531
4.75%, 08/01/2025		890	889,145
10.25%, 01/15/2029(b)		1,083	1,090,862
Arches Buyer, Inc. 6.125%, 12/01/2028(b)		907	760,999
Banijay Entertainment SASU 7.00%, 05/01/2029(b)	EUR	603	683,178
8.125%, 05/01/2029(b)	U.S.$	805	831,586
Cable One, Inc. 4.00%, 11/15/2030(b)		139	108,453
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(b)		4,665	3,918,662
4.50%, 06/01/2033(b)		2,851	2,224,988
4.75%, 02/01/2032(b)		7,063	5,771,285
6.375%, 09/01/2029(b)		1,760	1,670,817
7.375%, 03/01/2031(b)		2,762	2,708,210
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(b)		512	483,258
CMG Media Corp. 8.875%, 12/15/2027(b)		478	314,131
CSC Holdings LLC 4.50%, 11/15/2031(b)		981	694,236
4.625%, 12/01/2030(b)		1,142	580,159
5.375%, 02/01/2028(b)		2,721	2,340,418
5.75%, 01/15/2030(b)		2,178	1,152,284
7.50%, 04/01/2028(b)		1,032	694,115
11.25%, 05/15/2028(b)		824	817,242
11.75%, 01/31/2029(b)		581	581,157
Deluxe Corp. 8.00%, 06/01/2029(b)		17	15,655
DISH DBS Corp. 5.125%, 06/01/2029		2,807	1,176,208
5.25%, 12/01/2026(b)		3,571	2,816,398
5.75%, 12/01/2028(b)		2,596	1,785,009
5.875%, 11/15/2024(i)		1,821	1,740,225
7.75%, 07/01/2026		274	183,138
Gray Television, Inc. 5.375%, 11/15/2031(b)		1,364	895,356
iHeartCommunications, Inc. 4.75%, 01/15/2028(b)		60	42,092
5.25%, 08/15/2027(b)		1,499	1,075,025
6.375%, 05/01/2026		547	465,728
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(b)		2,910	2,429,916
6.75%, 10/15/2027(b)		1,098	1,029,180

16 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lions Gate Capital Holdings LLC 5.50%, 04/15/2029(b)	U.S.$	461	$352,481
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(b)		1,123	1,056,111
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.625%, 03/15/2030(b)		376	337,277
Paramount Global 6.25%, 02/28/2057		245	214,923
6.375%, 03/30/2062		343	316,376
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(b)		1,849	1,470,659
Sinclair Television Group, Inc. 4.125%, 12/01/2030(b)		1,613	1,172,855
5.50%, 03/01/2030(b)		382	275,231
Sirius XM Radio, Inc. 3.875%, 09/01/2031(b)		40	33,338
4.00%, 07/15/2028(b)		4,573	4,184,291
5.00%, 08/01/2027(b)		837	805,831
Summer BC Holdco B SARL 5.75%, 10/31/2026(b)	EUR	1,395	1,477,601
TEGNA, Inc. 5.00%, 09/15/2029	U.S.$	333	298,698
Townsquare Media, Inc. 6.875%, 02/01/2026(b)		113	110,243
Univision Communications, Inc. 6.625%, 06/01/2027(b)		1,593	1,559,285
7.375%, 06/30/2030(b)		1,186	1,173,562
8.00%, 08/15/2028(b)		1,261	1,285,080
Urban One, Inc. 7.375%, 02/01/2028(b)		2,526	2,150,632
VZ Vendor Financing II BV 2.875%, 01/15/2029(b)	EUR	885	824,070
Ziggo Bond Co. BV 5.125%, 02/28/2030(b)	U.S.$	1,770	1,513,762

			66,633,162

Communications - Telecommunications – 2.6%
Altice France Holding SA 4.00%, 02/15/2028(b)	EUR	332	86,261
6.00%, 02/15/2028(b)	U.S.$	359	101,950
10.50%, 05/15/2027(b)		2,710	1,009,475
Altice France SA/France 3.375%, 01/15/2028(b)	EUR	885	685,696
5.125%, 01/15/2029(b)	U.S.$	391	268,813
5.125%, 07/15/2029(b)		5,220	3,537,131
5.50%, 01/15/2028(b)		492	350,887
5.50%, 10/15/2029(b)		1,761	1,210,696
8.125%, 02/01/2027(b)		526	406,335

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consolidated Communications, Inc. 6.50%, 10/01/2028(b)	U.S.$	1,486	$1,304,140
Embarq Corp. 7.995%, 06/01/2036		984	534,970
Frontier Communications Holdings LLC 6.75%, 05/01/2029(b)		1,209	1,077,291
Hughes Satellite Systems Corp. 6.625%, 08/01/2026		302	177,976
Iliad Holding SASU 6.50%, 10/15/2026(b)		519	513,794
Level 3 Financing, Inc. 3.40%, 03/01/2027(b)		584	450,884
3.75%, 07/15/2029(b)		1,018	459,540
4.25%, 07/01/2028(b)		769	361,863
4.625%, 09/15/2027(b)		1,451	962,423
Lorca Telecom Bondco SA 4.00%, 09/18/2027(b)	EUR	952	997,251
Telecom Italia Capital SA 7.20%, 07/18/2036	U.S.$	259	252,956
7.72%, 06/04/2038		1,565	1,565,119
United Group BV 3.625%, 02/15/2028(b)	EUR	237	240,485
4.625%, 08/15/2028(b)		481	496,891
6.75%, 02/15/2031(b)		616	681,157
8.13% (EURIBOR 3 Month + 4.25%), 02/01/2029(b)(i)		539	583,397
Vmed O2 UK Financing I PLC 4.25%, 01/31/2031(b)	U.S.$	530	448,436
4.75%, 07/15/2031(b)		3,639	3,136,895
7.75%, 04/15/2032(b)		1,918	1,926,148
Windstream Escrow LLC/Windstream Escrow Finance Corp. 7.75%, 08/15/2028(b)		453	419,765
Zayo Group Holdings, Inc. 4.00%, 03/01/2027(b)		443	364,386
6.125%, 03/01/2028(b)		128	88,895

			24,701,906

Consumer Cyclical - Automotive – 2.4%
Adient Global Holdings Ltd. 4.875%, 08/15/2026(b)		438	427,083
American Axle & Manufacturing, Inc. 5.00%, 10/01/2029		220	197,579
6.875%, 07/01/2028		866	861,699
Aston Martin Capital Holdings Ltd. 10.00%, 03/31/2029(b)		639	651,934
Dana Financing Luxembourg SARL 5.75%, 04/15/2025(b)		55	54,773

18 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dana, Inc. 4.25%, 09/01/2030	U.S.$	760	$671,514
5.375%, 11/15/2027		109	106,727
5.625%, 06/15/2028		182	177,589
Exide Technologies 11.00%, 10/31/2024(d)(e)(f)(g)(h)(k)		4,147	– 0	–
Goodyear Tire & Rubber Co. (The) 5.625%, 04/30/2033		636	580,771
IHO Verwaltungs GmbH 3.75% (3.75% Cash or 4.50% PIK), 09/15/2026(b)(c)	EUR	885	942,294
3.875% (3.875% Cash or 4.625% PIK), 05/15/2027(b)(c)		338	357,542
6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(b)(c)	U.S.$	1,984	1,981,818
8.75% (8.75% Cash or 9.50% PIK), 05/15/2028(b)(c)	EUR	306	357,628
Jaguar Land Rover Automotive PLC 5.50%, 07/15/2029(b)	U.S.$	1,206	1,154,276
5.875%, 01/15/2028(b)		705	694,348
7.75%, 10/15/2025(b)		1,207	1,219,065
Mclaren Finance PLC 7.50%, 08/01/2026(b)		1,973	1,733,961
PM General Purchaser LLC 9.50%, 10/01/2028(b)		1,250	1,277,498
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(b)		1,530	1,339,295
Tenneco, Inc. 8.00%, 11/17/2028(b)		2,794	2,549,030
Titan International, Inc. 7.00%, 04/30/2028		1,465	1,446,040
ZF Europe Finance BV 2.00%, 02/23/2026(a)(b)	EUR	200	206,468
ZF Finance GmbH Series E 2.00%, 05/06/2027(b)		200	200,774
2.75%, 05/25/2027(b)		900	923,787
ZF North America Capital, Inc. 4.75%, 04/29/2025(b)	U.S.$	2,357	2,328,418
6.875%, 04/14/2028(b)		504	522,985
7.125%, 04/14/2030(b)		504	531,117

			23,496,013

Consumer Cyclical - Entertainment – 2.3%
AMC Entertainment Holdings, Inc. 7.50%, 02/15/2029(b)		142	95,865

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Carnival Corp. 4.00%, 08/01/2028(b)	U.S.$	1,739	$1,619,878
7.00%, 08/15/2029(b)		243	252,920
7.625%, 03/01/2026(b)	EUR	311	341,971
Carnival Holdings Bermuda Ltd. 10.375%, 05/01/2028(b)	U.S.$	3,548	3,871,277
Cedar Fair LP 5.25%, 07/15/2029		85	80,479
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		85	83,615
Cinemark USA, Inc. 5.25%, 07/15/2028(b)		492	465,845
Lindblad Expeditions LLC 6.75%, 02/15/2027(b)		365	367,236
Merlin Entertainments Group US Holdings, Inc. 7.375%, 02/15/2031(b)		1,076	1,084,869
Motion Bondco DAC 4.50%, 11/15/2027(b)	EUR	670	694,315
NCL Corp., Ltd. 5.875%, 03/15/2026(b)	U.S.$	545	538,160
5.875%, 02/15/2027(b)		80	78,919
8.125%, 01/15/2029(b)		922	976,375
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(b)		1,159	1,142,289
5.50%, 08/31/2026(b)		948	938,842
5.50%, 04/01/2028(b)		4,222	4,170,334
Six Flags Entertainment Corp. 7.25%, 05/15/2031(b)		1,082	1,095,550
Viking Cruises Ltd. 5.875%, 09/15/2027(b)		715	701,842
7.00%, 02/15/2029(b)		1,752	1,759,392
9.125%, 07/15/2031(b)		83	90,752
VOC Escrow Ltd. 5.00%, 02/15/2028(b)		1,749	1,684,324

			22,135,049

Consumer Cyclical - Other – 3.2%
Adams Homes, Inc. 7.50%, 02/15/2025(b)		194	194,258
Affinity Interactive 6.875%, 12/15/2027(b)		396	370,582
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(b)		1,097	983,266
6.25%, 09/15/2027(b)		1,411	1,380,512

20 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Builders FirstSource, Inc. 5.00%, 03/01/2030(b)	U.S.$	466	$444,433
6.375%, 03/01/2034(b)		1,119	1,123,295
Century Communities, Inc. 3.875%, 08/15/2029(b)		406	365,583
6.75%, 06/01/2027		31	31,144
Churchill Downs, Inc. 4.75%, 01/15/2028(b)		491	467,380
Cirsa Finance International SARL 6.50%, 03/15/2029(b)	EUR	559	617,056
Five Point Operating Co. LP/Five Point Capital Corp. 10.50%, 01/15/2028(i)	U.S.$	1,306	1,346,314
Forestar Group, Inc. 3.85%, 05/15/2026(b)		385	367,705
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(b)		1,593	1,372,607
3.75%, 05/01/2029(b)		699	640,896
5.875%, 04/01/2029(b)		1,286	1,287,941
6.125%, 04/01/2032(b)		738	740,785
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(b)		560	501,655
5.00%, 06/01/2029(b)		1,598	1,491,009
6.625%, 01/15/2032(b)		500	501,482
Installed Building Products, Inc. 5.75%, 02/01/2028(b)		291	283,895
Jacobs Entertainment, Inc. 6.75%, 02/15/2029(b)		2	1,939
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(b)		514	469,876
Mattamy Group Corp. 4.625%, 03/01/2030(b)		95	86,430
MGM Resorts International 4.625%, 09/01/2026		549	536,693
4.75%, 10/15/2028		1,047	995,542
5.50%, 04/15/2027		1,163	1,153,379
5.75%, 06/15/2025		30	29,967
Miller Homes Group Finco PLC 7.00%, 05/15/2029(b)	GBP	679	798,252
9.15% (EURIBOR 3 Month + 5.25%), 05/15/2028(b)(j)	EUR	514	551,500
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC 6.75%, 04/01/2032(b)	U.S.$	361	362,234
Mohegan Tribal Gaming Authority 8.00%, 02/01/2026(b)		442	431,168

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

New Home Co., Inc. (The) 8.25%, 10/15/2027(a)(b)	U.S.$	211	$214,839
Playtech PLC 4.25%, 03/07/2026(b)	EUR	101	106,277
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029	U.S.$	911	855,510
Standard Industries, Inc./NJ 4.375%, 07/15/2030(b)		705	633,128
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(b)		1,785	1,776,817
Taylor Morrison Communities, Inc. 5.125%, 08/01/2030(b)		92	87,931
5.75%, 01/15/2028(b)		376	373,856
5.875%, 06/15/2027(b)		83	82,989
Thor Industries, Inc. 4.00%, 10/15/2029(b)		387	346,581
TopBuild Corp. 4.125%, 02/15/2032(b)		418	370,070
Travel & Leisure Co. 4.50%, 12/01/2029(b)		911	836,291
4.625%, 03/01/2030(b)		2,415	2,205,118
6.625%, 07/31/2026(b)		637	641,604
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/2028(b)		378	351,168
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(b)		781	764,274
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(b)		1,988	1,884,389

			31,459,622

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(b)		1,286	1,208,674
4.375%, 01/15/2028(b)		118	111,545
CEC Entertainment LLC 6.75%, 05/01/2026(b)		365	361,848

			1,682,067

Consumer Cyclical - Retailers – 2.7%
Arko Corp. 5.125%, 11/15/2029(b)		1,035	858,009
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(b)		858	793,825
5.00%, 02/15/2032(b)		827	749,168

22 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bath & Body Works, Inc. 5.25%, 02/01/2028	U.S.$	89	$87,091
6.75%, 07/01/2036		631	637,096
6.875%, 11/01/2035		519	530,182
7.50%, 06/15/2029		107	111,454
7.60%, 07/15/2037		261	260,303
9.375%, 07/01/2025(b)		41	42,762
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(b)(c)		518	512,795
Beacon Roofing Supply, Inc. 6.50%, 08/01/2030(b)		674	684,298
Carvana Co. 5.50%, 04/15/2027(b)		415	323,310
12.00% (12.00% PIK), 12/01/2028(a)(b)(c)		992	969,961
CT Investment GmbH 6.375%, 04/15/2030(b)	EUR	516	558,889
FirstCash, Inc. 6.875%, 03/01/2032(b)	U.S.$	1,871	1,872,268
Foundation Building Materials, Inc. 6.00%, 03/01/2029(b)		246	226,385
Gap, Inc. (The) 3.625%, 10/01/2029(b)		371	325,008
3.875%, 10/01/2031(b)		95	80,351
Global Auto Holdings Ltd/AAG FH UK Ltd. 8.375%, 01/15/2029(b)		1,363	1,332,460
8.75%, 01/15/2032(b)		835	808,264
Group 1 Automotive, Inc. 4.00%, 08/15/2028(b)		507	467,266
Guitar Center, Inc. 8.50%, 01/15/2026(b)		396	349,504
Kontoor Brands, Inc. 4.125%, 11/15/2029(b)		894	804,230
LBM Acquisition LLC 6.25%, 01/15/2029(b)		81	75,960
LCM Investments Holdings II LLC 4.875%, 05/01/2029(b)		92	84,545
8.25%, 08/01/2031(b)		727	759,961
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75%, 02/15/2026(b)		378	375,202
Michaels Cos., Inc. (The) 5.25%, 05/01/2028(b)		1,475	1,252,868
7.875%, 05/01/2029(b)		1,248	935,931
Murphy Oil USA, Inc. 3.75%, 02/15/2031(b)		460	401,781
4.75%, 09/15/2029		16	15,181
5.625%, 05/01/2027		69	68,330

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(b)	U.S.$	724	$709,733
Nordstrom, Inc. 5.00%, 01/15/2044		4	3,089
Penske Automotive Group, Inc. 3.75%, 06/15/2029		903	809,373
QVC, Inc. 4.375%, 09/01/2028		5	4,006
4.45%, 02/15/2025		253	245,063
4.75%, 02/15/2027		193	171,667
Sonic Automotive, Inc. 4.625%, 11/15/2029(b)		1,674	1,503,124
4.875%, 11/15/2031(b)		144	125,968
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(b)		418	414,804
Staples, Inc. 7.50%, 04/15/2026(b)		2,851	2,782,285
10.75%, 04/15/2027(b)		1,207	1,148,150
White Cap Buyer LLC 6.875%, 10/15/2028(b)		161	157,961
White Cap Parent LLC 8.25% (8.25% Cash or 9.00% PIK), 03/15/2026(b)(c)		329	328,662
William Carter Co. (The) 5.625%, 03/15/2027(b)		80	79,392

			25,837,915

Consumer Non-Cyclical – 6.6%
AdaptHealth LLC 6.125%, 08/01/2028(b)		288	270,421
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.25%, 03/15/2026(b)		773	736,468
4.625%, 01/15/2027(b)		615	595,327
6.50%, 02/15/2028(b)		2,469	2,498,531
Bausch & Lomb Corp. 8.375%, 10/01/2028(b)		2,278	2,355,834
Bausch Health Americas, Inc. 8.50%, 01/31/2027(b)		543	321,637
Bausch Health Cos., Inc. 4.875%, 06/01/2028(b)		2,807	1,529,572
5.25%, 01/30/2030(b)		8	3,369
5.50%, 11/01/2025(b)		291	274,588
5.75%, 08/15/2027(b)		70	40,294
6.125%, 02/01/2027(b)		359	223,942

24 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.25%, 02/15/2029(b)	U.S.$	911	$395,357
7.25%, 05/30/2029(b)		254	113,727
11.00%, 09/30/2028(b)		403	268,980
CAB SELAS 3.375%, 02/01/2028(b)	EUR	1,880	1,835,385
Cheplapharm Arzneimittel GmbH 7.50%, 05/15/2030(b)		770	877,245
CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(b)	U.S.$	493	380,424
5.625%, 03/15/2027(b)		573	527,344
6.00%, 01/15/2029(b)		1,466	1,280,802
6.125%, 04/01/2030(b)		3,702	2,665,525
6.875%, 04/01/2028(b)		213	149,707
6.875%, 04/15/2029(b)		1,350	1,011,803
8.00%, 03/15/2026(b)		296	295,455
10.875%, 01/15/2032(b)		79	81,592
DaVita, Inc. 3.75%, 02/15/2031(b)		816	682,721
4.625%, 06/01/2030(b)		3,975	3,558,021
Edgewell Personal Care Co. 4.125%, 04/01/2029(b)		2	1,836
Elanco Animal Health, Inc. 6.65%, 08/28/2028(a)		1,496	1,521,758
Embecta Corp. 5.00%, 02/15/2030(b)		2,586	2,109,999
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(b)		1,516	705,474
Fortrea Holdings, Inc. 7.50%, 07/01/2030(b)		406	419,349
Global Medical Response, Inc. 6.50%, 10/01/2025(b)		309	293,552
Grifols SA 3.20%, 05/01/2025(b)	EUR	414	411,682
3.875%, 10/15/2028(b)		3,256	2,777,715
4.75%, 10/15/2028(b)(i)	U.S.$	804	665,336
Gruenenthal GmbH 4.125%, 05/15/2028(b)	EUR	1,141	1,191,630
Heartland Dental LLC/Heartland Dental Finance Corp. 10.50%, 04/30/2028(b)	U.S.$	76	80,764
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875%, 09/01/2025(b)		382	382,000
Iceland Bondco PLC 9.40% (EURIBOR 3 Month + 5.50%), 12/15/2027(b)(j)	EUR	385	418,314
10.875%, 12/15/2027(b)	GBP	162	215,665

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IQVIA, Inc. 2.25%, 03/15/2029(b)	EUR	862	$837,169
6.50%, 05/15/2030(b)	U.S.$	329	335,801
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(b)		1,929	1,914,284
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(b)		1,062	968,935
Legacy LifePoint Health LLC 4.375%, 02/15/2027(b)		2,626	2,500,894
Medline Borrower LP 3.875%, 04/01/2029(b)		1,738	1,582,006
5.25%, 10/01/2029(b)		3,167	2,993,470
Neogen Food Safety Corp. 8.625%, 07/20/2030(b)		883	949,763
Newell Brands, Inc. 4.875%, 06/01/2025		170	167,577
5.70%, 04/01/2026(a)		452	444,241
6.375%, 09/15/2027		1,026	1,012,670
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(b)	EUR	885	887,947
4.125%, 04/30/2028(b)	U.S.$	499	464,857
5.125%, 04/30/2031(b)		922	816,535
Performance Food Group, Inc. 4.25%, 08/01/2029(b)		297	272,388
5.50%, 10/15/2027(b)		290	284,947
Post Holdings, Inc. 4.50%, 09/15/2031(b)		131	117,849
4.625%, 04/15/2030(b)		821	753,588
5.50%, 12/15/2029(b)		529	511,040
6.25%, 02/15/2032(b)		445	448,102
Primo Water Holdings, Inc. 4.375%, 04/30/2029(b)		1,227	1,126,324
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(b)		775	776,444
Spectrum Brands, Inc. 3.875%, 03/15/2031(b)(i)		1,170	1,129,042
Surgery Center Holdings, Inc. 7.25%, 04/15/2032(b)		837	844,341
Tempur Sealy International, Inc. 3.875%, 10/15/2031(b)		3	2,551
4.00%, 04/15/2029(b)		448	406,983
Tenet Healthcare Corp. 4.375%, 01/15/2030		2,307	2,133,251
6.125%, 10/01/2028		648	645,627

26 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Triton Water Holdings, Inc. 6.25%, 04/01/2029(b)	U.S.$	884	$805,042
US Acute Care Solutions LLC 6.375%, 03/01/2026(b)		3,211	3,092,759
US Foods, Inc. 4.75%, 02/15/2029(b)		88	83,521
6.875%, 09/15/2028(b)		79	80,937

			63,560,030

Energy – 6.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 06/15/2029(b)		80	76,951
5.75%, 03/01/2027(b)		602	593,935
5.75%, 01/15/2028(b)		100	98,421
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 7.00%, 11/01/2026(b)		3	3,007
Berry Petroleum Co. LLC 7.00%, 02/15/2026(b)		245	241,750
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(b)		421	424,418
Buckeye Partners LP 3.95%, 12/01/2026		91	87,005
4.125%, 03/01/2025(b)		85	83,005
4.125%, 12/01/2027		507	477,812
Callon Petroleum Co. 7.50%, 06/15/2030(b)		1,004	1,063,009
CGG SA 8.75%, 04/01/2027(b)		422	382,374
Chesapeake Energy Corp. 6.75%, 04/15/2029(b)		177	179,081
CITGO Petroleum Corp. 6.375%, 06/15/2026(b)		471	473,655
7.00%, 06/15/2025(b)		1,781	1,779,155
8.375%, 01/15/2029(b)		844	884,353
Civitas Resources, Inc. 5.00%, 10/15/2026(b)		682	666,886
8.375%, 07/01/2028(b)		1,185	1,246,547
8.625%, 11/01/2030(b)		521	559,313
8.75%, 07/01/2031(b)		1,137	1,217,431
CNX Resources Corp. 6.00%, 01/15/2029(b)		311	304,792
7.25%, 03/01/2032(b)		876	891,295
7.375%, 01/15/2031(b)		107	108,872

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Comstock Resources, Inc. 5.875%, 01/15/2030(b)	U.S.$	30	$27,170
6.75%, 03/01/2029(b)		294	280,363
Crescent Energy Finance LLC 7.625%, 04/01/2032(b)		347	349,880
9.25%, 02/15/2028(b)		1,134	1,197,827
CVR Energy, Inc. 8.50%, 01/15/2029(b)		392	396,998
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(b)		1,318	1,332,097
Energy Transfer LP 8.00%, 05/15/2054		365	381,617
EnLink Midstream Partners LP Series C 9.70% (CME Term SOFR 3 Month + 4.37%), 04/29/2024(j)(l)		2,734	2,674,359
EQM Midstream Partners LP 4.50%, 01/15/2029(b)		898	842,388
6.375%, 04/01/2029(b)		315	317,214
FTAI Infra Escrow Holdings LLC 10.50%, 06/01/2027(b)		351	364,995
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		92	91,409
7.75%, 02/01/2028		440	442,240
8.00%, 01/15/2027		543	548,510
8.25%, 01/15/2029		1,359	1,395,570
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		1,921	1,908,845
7.00%, 08/01/2027		403	403,956
Gulfport Energy Corp. 8.00%, 05/17/2026(b)		610	619,688
8.00%, 05/17/2026		355	360,001
Hess Midstream Operations LP 4.25%, 02/15/2030(b)		798	733,547
5.625%, 02/15/2026(b)		488	483,967
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(b)		313	305,280
6.00%, 02/01/2031(b)		412	401,521
6.25%, 04/15/2032(b)		89	87,824
8.375%, 11/01/2033(b)		1,299	1,405,979
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(b)		702	741,996
Ithaca Energy North Sea PLC 9.00%, 07/15/2026(b)		200	202,054

28 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ITT Holdings LLC 6.50%, 08/01/2029(b)	U.S.$	2,506	$2,288,289
KCA Deutag UK Finance PLC 9.875%, 12/01/2025(b)		331	333,232
Kodiak Gas Services LLC 7.25%, 02/15/2029(b)		333	339,462
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(b)		2,788	2,784,735
Nabors Industries Ltd. 7.25%, 01/15/2026(b)		403	400,088
7.50%, 01/15/2028(b)		1,042	976,922
Nabors Industries, Inc. 7.375%, 05/15/2027(b)		399	398,272
9.125%, 01/31/2030(b)		128	133,117
New Fortress Energy, Inc. 6.50%, 09/30/2026(b)		1,540	1,483,178
6.75%, 09/15/2025(b)		1,011	1,004,098
8.75%, 03/15/2029(b)		1,376	1,371,143
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(b)		1,709	1,750,477
8.375%, 02/15/2032(b)		1,242	1,273,559
NuStar Logistics LP 5.625%, 04/28/2027		80	79,221
5.75%, 10/01/2025		80	79,665
6.00%, 06/01/2026		547	545,319
6.375%, 10/01/2030		225	227,057
Parkland Corp. 4.50%, 10/01/2029(b)		220	203,479
4.625%, 05/01/2030(b)		220	202,820
5.875%, 07/15/2027(b)		46	45,602
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/2028		318	312,612
7.875%, 09/15/2030(b)		92	95,334
Petrofac Ltd. 9.75%, 11/15/2026(b)		200	81,126
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(b)		1,376	1,391,124
Southwestern Energy Co. 5.375%, 02/01/2029		187	181,737
8.375%, 09/15/2028		120	124,494
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.00%, 10/15/2026(a)(b)		1,416	1,432,396
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		204	189,949
4.50%, 04/30/2030		399	365,979

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 03/15/2028	U.S.$	774	$768,184
7.00%, 09/15/2028(b)		79	80,731
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 12/31/2030(b)		160	151,932
6.00%, 09/01/2031(b)		72	67,122
7.375%, 02/15/2029(b)		82	82,468
Talos Production, Inc. 9.00%, 02/01/2029(b)		490	520,749
9.375%, 02/01/2031(b)		582	619,505
Transocean Aquila Ltd. 8.00%, 09/30/2028(b)		1,077	1,105,171
Transocean, Inc. 8.75%, 02/15/2030(b)		219	228,062
11.50%, 01/30/2027(b)		211	219,960
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, 09/01/2027		4	4,005
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(b)		93	83,724
3.875%, 11/01/2033(b)		879	747,394
4.125%, 08/15/2031(b)		1,829	1,628,811
6.25%, 01/15/2030(b)		1,818	1,830,247
Venture Global LNG, Inc. 8.125%, 06/01/2028(b)		1,448	1,477,311
8.375%, 06/01/2031(b)		1,107	1,142,752
9.50%, 02/01/2029(b)		1,663	1,792,763
9.875%, 02/01/2032(b)		2,794	3,012,104

			65,797,843

Other Industrial – 0.3%
AECOM 5.125%, 03/15/2027		390	383,427
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(b)		100	93,609
Benteler International AG 10.50%, 05/15/2028(b)		337	364,265
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(b)		1,116	1,113,082
Grand Canyon University 4.125%, 10/01/2024		223	217,869
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(b)		377	384,759
7.75%, 03/15/2031(b)		14	14,647

			2,571,658

30 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 3.3%
ADT Security Corp. (The) 4.875%, 07/15/2032(b)	U.S.$	1,012	$920,432
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/2029(b)		327	281,376
6.625%, 07/15/2026(b)		100	99,939
9.75%, 07/15/2027(b)		1,601	1,605,179
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(b)	EUR	255	254,884
4.625%, 06/01/2028(b)	U.S.$	4,455	4,060,205
4.875%, 06/01/2028(b)	GBP	1,010	1,149,224
AMN Healthcare, Inc. 4.625%, 10/01/2027(b)	U.S.$	4	3,804
ANGI Group LLC 3.875%, 08/15/2028(b)		2,420	2,100,398
Aptim Corp. 7.75%, 06/15/2025(b)		362	357,198
APX Group, Inc. 5.75%, 07/15/2029(b)		1,604	1,542,025
6.75%, 02/15/2027(b)		776	780,337
Aramark Services, Inc. 5.00%, 02/01/2028(b)		1,064	1,025,778
Block, Inc. 2.75%, 06/01/2026		923	868,786
Brink’s Co. (The) 4.625%, 10/15/2027(b)		383	365,141
Cars.com, Inc. 6.375%, 11/01/2028(b)		830	805,755
Garda World Security Corp. 4.625%, 02/15/2027(b)		188	180,208
6.00%, 06/01/2029(b)		179	160,300
7.75%, 02/15/2028(b)		1,281	1,313,992
9.50%, 11/01/2027(b)		479	480,430
IHS Markit Ltd. 4.75%, 08/01/2028		104	100,206
Korn Ferry 4.625%, 12/15/2027(b)		402	382,826
Millennium Escrow Corp. 6.625%, 08/01/2026(b)		2,023	1,198,066
Mobius Merger Sub, Inc. 9.00%, 06/01/2030(b)		351	349,003
Monitronics International, Inc. 9.125%, 04/01/2020(d)(e)(f)(g)(k)		958	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(b)		1,922	1,634,229
5.75%, 11/01/2028(b)		2,619	2,067,979

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Neptune Bidco US, Inc. 9.29%, 04/15/2029(b)	U.S.$	2,588	$2,448,577
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(b)		423	388,846
5.25%, 04/15/2024(b)		3	2,995
5.75%, 04/15/2026(b)		540	538,382
6.25%, 01/15/2028(b)		1,225	1,200,211
Q-Park Holding I BV 2.00%, 03/01/2027(b)	EUR	579	586,529
Rakuten Group, Inc. 11.25%, 02/15/2027(b)	U.S.$	441	466,977
Service Corp. International/US 3.375%, 08/15/2030		18	15,607
Shutterfly Finance LLC 8.50% (4.25% Cash and 4.25% PIK), 10/01/2027(a)(b)(c)		59	46,906
9.75%, 10/01/2027(b)		7	7,022
Sotheby’s 7.375%, 10/15/2027(b)		212	197,613
TriNet Group, Inc. 3.50%, 03/01/2029(b)		413	370,441
Verscend Escrow Corp. 9.75%, 08/15/2026(b)		551	552,898
Wand NewCo 3, Inc. 7.625%, 01/30/2032(b)		726	751,220

			31,661,924

Technology – 2.8%
Ahead DB Holdings LLC 6.625%, 05/01/2028(b)		725	656,274
ASGN, Inc. 4.625%, 05/15/2028(b)		370	349,999
AthenaHealth Group, Inc. 6.50%, 02/15/2030(b)		1,754	1,606,032
CommScope, Inc. 6.00%, 03/01/2026(b)		948	866,252
Consensus Cloud Solutions, Inc. 6.50%, 10/15/2028(b)		51	45,328
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029		402	356,421
Entegris, Inc. 5.95%, 06/15/2030(b)		1,146	1,132,819
Fair Isaac Corp. 4.00%, 06/15/2028(b)		423	395,305
Gen Digital, Inc. 6.75%, 09/30/2027(b)		1,768	1,794,141
7.125%, 09/30/2030(b)		586	602,076

32 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GoTo Group, Inc. 5.50%, 05/01/2028(b)	U.S.$	1,667	$1,259,050
Imola Merger Corp. 4.75%, 05/15/2029(b)		968	907,756
MicroStrategy, Inc. 6.125%, 06/15/2028(b)		352	340,025
NCR Voyix Corp. 5.125%, 04/15/2029(b)		963	892,794
Newfold Digital Holdings Group, Inc. 11.75%, 10/15/2028(b)		7	7,575
Open Text Holdings, Inc. 4.125%, 02/15/2030(b)		564	505,482
Playtika Holding Corp. 4.25%, 03/15/2029(b)		1,199	1,037,839
Presidio Holdings, Inc. 4.875%, 02/01/2027(b)		182	176,774
8.25%, 02/01/2028(b)		1,374	1,370,189
PTC, Inc. 3.625%, 02/15/2025(b)		396	387,473
4.00%, 02/15/2028(b)		363	339,311
Rackspace Finance LLC 3.50%, 05/15/2028(b)		3,030	1,521,062
Science Applications International Corp. 4.875%, 04/01/2028(b)		105	100,275
Seagate HDD Cayman 4.09%, 06/01/2029		1,555	1,436,619
4.125%, 01/15/2031		38	33,397
4.875%, 06/01/2027		221	215,252
8.25%, 12/15/2029(b)		956	1,026,527
8.50%, 07/15/2031(b)		1,012	1,093,227
Sensata Technologies, Inc. 3.75%, 02/15/2031(b)		392	339,211
TTM Technologies, Inc. 4.00%, 03/01/2029(b)		375	340,080
Vericast Corp. 11.00%, 09/15/2026(b)		130	138,236
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(b)		3,230	2,960,806
Virtusa Corp. 7.125%, 12/15/2028(b)		717	646,420
Western Digital Corp. 4.75%, 02/15/2026		1,623	1,587,819
Xerox Corp. 6.75%, 12/15/2039		42	36,091
Xerox Holdings Corp. 5.50%, 08/15/2028(b)		451	410,601
8.875%, 11/30/2029(b)		83	84,541

			26,999,079

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.8%
Allegiant Travel Co. 7.25%, 08/15/2027(b)	U.S.$	127	$126,199
American Airlines, Inc. 7.25%, 02/15/2028(b)		81	82,213
8.50%, 05/15/2029(b)		881	930,386
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(b)		1,818	1,805,576
5.75%, 04/20/2029(b)		1,208	1,188,083
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(b)		1,960	1,844,373
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(b)		1,590	1,207,124
United Airlines, Inc. 4.375%, 04/15/2026(b)		689	666,301
VistaJet Malta Finance PLC/Vista Management Holding, Inc. 6.375%, 02/01/2030(b)		15	11,068
7.875%, 05/01/2027(b)		466	394,213
9.50%, 06/01/2028(b)		19	16,157

			8,271,693

Transportation - Services – 1.0%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 5.25%, 10/15/2026(b)	EUR	625	678,588
6.125%, 10/15/2026(b)	U.S.$	228	225,582
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(b)		660	610,648
5.75%, 07/15/2027(b)		1,031	996,459
8.00%, 02/15/2031(b)		697	695,580
BCP V Modular Services Finance PLC 6.75%, 11/30/2029(b)	EUR	1,214	1,154,166
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(b)		132	133,366
Boels Topholding BV 6.25%, 02/15/2029(b)		862	958,418
GN Bondco LLC 9.50%, 10/15/2031(b)	U.S.$	371	370,540
Hertz Corp. (The) 4.625%, 12/01/2026(b)		1,260	1,145,083
5.00%, 12/01/2029(b)		1,461	1,129,731

34 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loxam SAS 4.50%, 02/15/2027(b)	EUR	629	$675,330
6.375%, 05/31/2029(b)		172	192,963
PROG Holdings, Inc. 6.00%, 11/15/2029(b)	U.S.$	374	349,736
Rand Parent LLC 8.50%, 02/15/2030(b)		372	368,062
United Rentals North America, Inc. 4.00%, 07/15/2030		3	2,727
6.125%, 03/15/2034(b)		83	83,123

			9,770,102

			484,478,039

Financial Institutions – 6.0%
Banking – 0.3%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(l)		256	202,890
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(b)		106	106,475
9.75%, 03/15/2029(b)		1,804	1,875,961
Freedom Mortgage Corp. 12.00%, 10/01/2028(b)		77	83,913
UniCredit SpA 5.46%, 06/30/2035(b)		243	228,315
5.86%, 06/19/2032(b)		203	198,289
7.30%, 04/02/2034(b)		200	205,575

			2,901,418

Brokerage – 0.8%
AG Issuer LLC 6.25%, 03/01/2028(b)		464	453,446
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(b)		1,181	1,222,297
Aretec Group, Inc. 10.00%, 08/15/2030(b)		1,656	1,812,154
Hightower Holding LLC 6.75%, 04/15/2029(b)		2,936	2,757,268
Osaic Holdings, Inc. 10.75%, 08/01/2027(b)		1,425	1,472,000

			7,717,165

Finance – 2.3%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(b)		1,036	999,219
CNG Holdings, Inc. 14.50%, 06/30/2026(b)(i)		794	659,020
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(b)		1,277	1,212,929

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Curo Group Holdings Corp. 7.50%, 08/01/2028(g)(h)(m)	U.S.$	3,647	$928,957
Curo SPV LLC 18.00%, 08/02/2027(d)(f)		1,572	1,312,295
Encore Capital Group, Inc. 4.875%, 10/15/2025(b)	EUR	880	940,660
9.25%, 04/01/2029(b)	U.S.$	606	621,253
Enova International, Inc. 8.50%, 09/15/2025(b)		1,996	1,995,040
11.25%, 12/15/2028(b)		651	688,597
Freedom Mortgage Holdings LLC 9.25%, 02/01/2029(b)		82	83,902
GGAM Finance Ltd. 7.75%, 05/15/2026(b)		662	674,747
8.00%, 02/15/2027(b)		1,084	1,118,391
8.00%, 06/15/2028(b)		1,069	1,115,915
goeasy Ltd. 7.625%, 07/01/2029(b)		439	440,366
9.25%, 12/01/2028(b)		1,043	1,110,397
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(b)		2,234	2,055,077
LD Holdings Group LLC 6.125%, 04/01/2028(b)		346	286,923
6.50%, 11/01/2025(b)		85	82,437
Midcap Financial Issuer Trust 5.625%, 01/15/2030(b)		216	186,429
6.50%, 05/01/2028(b)		431	397,567
Navient Corp. 4.875%, 03/15/2028		1,706	1,586,343
5.00%, 03/15/2027		585	560,245
5.50%, 03/15/2029		79	73,429
5.625%, 08/01/2033		40	33,083
6.75%, 06/25/2025		954	960,443
6.75%, 06/15/2026		835	841,866
OneMain Finance Corp. 3.50%, 01/15/2027		174	161,546
SLM Corp. 3.125%, 11/02/2026		589	547,659
Synchrony Financial 7.25%, 02/02/2033		1,004	999,025

			22,673,760

Insurance – 1.0%
Acrisure LLC/Acrisure Finance, Inc. 4.25%, 02/15/2029(b)		152	137,257
8.25%, 02/01/2029(b)		1,048	1,053,530
10.125%, 08/01/2026(b)		559	580,946

36 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AmWINS Group, Inc. 6.375%, 02/15/2029(b)	U.S.$	479	$481,165
Ardonagh Finco Ltd.
6.875%, 02/15/2031(b)	EUR	286	304,478
7.75%, 02/15/2031(b)	U.S.$	211	209,839
Ardonagh Group Finance Ltd. 8.875%, 02/15/2032(b)		417	410,745
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC 7.25%, 02/15/2031(b)		880	885,311
8.125%, 02/15/2032(b)		238	239,949
HUB International Ltd. 7.25%, 06/15/2030(b)		1,725	1,774,187
7.375%, 01/31/2032(b)		753	758,836
Molina Healthcare, Inc. 4.375%, 06/15/2028(b)		456	428,676
Panther Escrow Issuer LLC 7.125%, 06/01/2031(b)		2,457	2,500,835

			9,765,754

Other Finance – 0.4%
Armor Holdco, Inc. 8.50%, 11/15/2029(b)		1,967	1,857,737
Coinbase Global, Inc. 3.375%, 10/01/2028(b)		1,281	1,094,177
3.625%, 10/01/2031(b)		694	564,031

			3,515,945

REITs – 1.2%
Aedas Homes Opco SL 4.00%, 08/15/2026(b)	EUR	1,580	1,677,355
Agps Bondco PLC 5.50%, 11/13/2026(a)(b)		200	83,130
Apollo Commercial Real Estate Finance, Inc. 4.625%, 06/15/2029(b)	U.S.$	428	360,736
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(b)		1,324	1,208,305
5.75%, 05/15/2026(b)		350	344,352
Iron Mountain, Inc. 4.875%, 09/15/2027(b)		168	162,237
5.25%, 03/15/2028(b)		1,943	1,880,263
5.25%, 07/15/2030(b)		80	75,678
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.75%, 06/15/2029(b)		8	7,268

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MPT Operating Partnership LP/MPT Finance Corp. 5.25%, 08/01/2026	U.S.$	603	$551,774
Necessity Retail REIT, Inc. (The)/American Finance Operating Partner LP 4.50%, 09/30/2028(b)		405	346,719
Office Properties Income Trust 3.45%, 10/15/2031		863	365,674
Realogy Group LLC/Realogy Co-Issuer Corp. 5.75%, 01/15/2029(b)		526	372,671
Service Properties Trust 4.95%, 02/15/2027		406	375,677
4.95%, 10/01/2029		85	69,531
8.625%, 11/15/2031(b)		991	1,057,736
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 10.50%, 02/15/2028(b)		593	615,148
Via Celere Desarrollos Inmobiliarios SA 5.25%, 04/01/2026(b)	EUR	771	818,403
Vivion Investments SARL 3.00%, 08/08/2024(b)		1,000	1,042,440
Series E 7 .90%, 02/28/2029(a)(b)(c)		403	357,730

			11,772,827

			58,346,869

Utility – 0.6%
Electric – 0.5%
Calpine Corp. 5.125%, 03/15/2028(b)	U.S.$	304	291,595
ContourGlobal Power Holdings SA 3.125%, 01/01/2028(b)	EUR	167	167,604
NRG Energy, Inc. 3.375%, 02/15/2029(b)	U.S.$	436	387,793
3.625%, 02/15/2031(b)		90	77,700
3.875%, 02/15/2032(b)		188	161,307
5.25%, 06/15/2029(b)		80	76,728
6.625%, 01/15/2027		7	7,010
10.25%, 03/15/2028(b)(l)		842	900,364
Vistra Corp. 7.00%, 12/15/2026(b)(l)		835	827,068
8.00%, 10/15/2026(b)(l)		1,003	1,022,184
Vistra Operations Co. LLC 4.375%, 05/01/2029(b)		91	84,333
5.00%, 07/31/2027(b)		80	77,518
5.625%, 02/15/2027(b)		809	796,537

			4,877,741

38 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027	U.S.$	183	$179,030
5.875%, 08/20/2026		140	139,743
9.375%, 06/01/2028(b)		469	483,320

			802,093

			5,679,834

Total Corporates – Non-Investment Grade (cost $578,799,987)			548,504,742

CORPORATES - INVESTMENT GRADE – 19.1%
Industrial – 9.4%
Basic – 0.8%
AngloGold Ashanti Holdings PLC 3.375%, 11/01/2028		647	582,546
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(b)		491	453,561
Freeport Indonesia PT 4.76%, 04/14/2027(b)		281	274,115
Glencore Funding LLC 5.63%, 04/04/2034(b)		1,675	1,679,725
6.50%, 10/06/2033(b)		1,173	1,251,884
Industrias Penoles SAB de CV 5.65%, 09/12/2049(b)		386	344,022
Inversiones CMPC SA 6.125%, 02/26/2034(b)		453	459,653
MEGlobal Canada ULC 5.875%, 05/18/2030(b)		343	346,216
Nexa Resources SA 6.50%, 01/18/2028(b)		773	775,657
Olin Corp. 5.625%, 08/01/2029		272	268,074
Sociedad Quimica y Minera de Chile SA 6.50%, 11/07/2033(b)		406	421,854
Suzano Austria GmbH 3.75%, 01/15/2031		262	231,379
5.00%, 01/15/2030		218	209,076
6.00%, 01/15/2029		410	411,517
Series DM3N 3.125%, 01/15/2032		331	274,627

			7,983,906

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027	U.S.$	918	$914,271
Howmet Aerospace, Inc. 5.90%, 02/01/2027		311	315,577
Regal Rexnord Corp. 6.30%, 02/15/2030(b)		235	240,711
Rolls-Royce PLC 3.625%, 10/14/2025(b)		202	195,828
St. Marys Cement, Inc. Canada 5.75%, 04/02/2034(b)		222	219,897

			1,886,284

Communications - Media – 1.0%
DIRECTV Financing LLC 8.875%, 02/01/2030(b)		1,185	1,182,089
DIRECTV Financing LLC/Directv Financing Co-Obligor, Inc.
5.875%, 08/15/2027(b)		2,626	2,484,532
Paramount Global 3.70%, 06/01/2028		305	274,380
4.20%, 06/01/2029		280	250,949
4.20%, 05/19/2032		569	473,214
4.95%, 01/15/2031		187	166,369
5.50%, 05/15/2033		504	446,407
6.875%, 04/30/2036		323	305,506
7.875%, 07/30/2030		540	563,712
Prosus NV 3.06%, 07/13/2031(b)		1,998	1,613,385
4.03%, 08/03/2050(b)		331	212,047
Warnermedia Holdings, Inc. 4.28%, 03/15/2032		1,034	924,179
Weibo Corp. 3.375%, 07/08/2030		513	445,243

			9,342,012

Communications - Telecommunications – 0.1%
Sprint LLC 7.625%, 03/01/2026		186	192,075
Xiaomi Best Time International Ltd. 3.375%, 04/29/2030(b)		718	632,513

			824,588

Consumer Cyclical - Automotive – 2.2%
Ford Motor Co. 3.25%, 02/12/2032		3,259	2,712,620
4.75%, 01/15/2043		29	24,025
6.10%, 08/19/2032		709	717,977

40 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ford Motor Credit Co. LLC 2.70%, 08/10/2026	U.S.$	793	$739,527
4.95%, 05/28/2027		1,160	1,132,039
6.80%, 05/12/2028		756	784,939
7.35%, 11/04/2027		2,541	2,665,618
General Motors Financial Co., Inc. 2.35%, 01/08/2031		525	433,994
2.70%, 06/10/2031		1,721	1,434,608
3.60%, 06/21/2030		264	238,371
5.75%, 02/08/2031		253	255,700
6.40%, 01/09/2033		1,708	1,791,391
Harley-Davidson Financial Services, Inc. 6.50%, 03/10/2028(b)		3,503	3,595,518
Hyundai Capital America 6.10%, 09/21/2028(b)		1,745	1,798,668
Nissan Motor Acceptance Co. LLC 1.85%, 09/16/2026(b)		126	114,012
2.45%, 09/15/2028(b)		575	495,586
2.75%, 03/09/2028(b)		1,245	1,106,430
6.95%, 09/15/2026(b)		77	79,052
7.05%, 09/15/2028(b)		77	80,533
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(b)		1,084	1,030,971
4.81%, 09/17/2030(b)		233	217,637

			21,449,216

Consumer Cyclical - Entertainment – 0.1%
Mattel, Inc. 3.375%, 04/01/2026(b)		1,152	1,101,399

Consumer Cyclical - Other – 0.9%
GENM Capital Labuan Ltd. 3.88%, 04/19/2031(b)		234	205,043
Genting New York LLC/GENNY Capital, Inc. 3.30%, 02/15/2026(b)		239	223,545
International Game Technology PLC 3.50%, 06/15/2026(b)	EUR	100	106,578
4.125%, 04/15/2026(b)	U.S.$	1,352	1,310,505
Las Vegas Sands Corp. 2.90%, 06/25/2025		4	3,848
3.50%, 08/18/2026		74	70,074
MDC Holdings, Inc. 6.00%, 01/15/2043		1,881	1,911,183
Owens Corning 7.00%, 12/01/2036(a)		777	875,322

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(b)	U.S.$	1,200	$1,095,040
4.625%, 04/06/2031(b)		1,100	959,847
8.45%, 07/27/2030(b)		200	215,420
Sands China Ltd. 2.85%, 03/08/2029(a)		206	179,141
3.25%, 08/08/2031(a)		285	238,331
4.625%, 06/18/2030(a)		935	856,990
5.40%, 08/08/2028(a)		481	471,856

			8,722,723

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(b)		1,064	1,034,778
6.125%, 03/15/2032(b)		509	493,513
Tapestry, Inc. 7.70%, 11/27/2030		867	925,059
7.85%, 11/27/2033		309	335,465

			2,788,815

Consumer Non-Cyclical – 1.2%
Altria Group, Inc. 6.875%, 11/01/2033		1,024	1,113,688
BAT Capital Corp. 6.00%, 02/20/2034		454	459,538
6.42%, 08/02/2033		1,197	1,251,766
7.08%, 08/02/2043		77	82,225
7.75%, 10/19/2032		665	751,054
Bayer US Finance LLC 6.375%, 11/21/2030(b)		1,601	1,636,220
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(b)		770	702,703
4.00%, 03/15/2031(b)		45	40,198
IQVIA, Inc. 5.70%, 05/15/2028		340	345,017
Jazz Securities DAC 4.375%, 01/15/2029(b)		954	888,649
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(b)		1,344	1,407,587
Pilgrim’s Pride Corp. 3.50%, 03/01/2032		1,249	1,059,288
6.875%, 05/15/2034		1,581	1,685,261
PRA Health Sciences, Inc. 2.875%, 07/15/2026(b)		363	338,230
Reynolds American, Inc. 5.85%, 08/15/2045		171	159,045

			11,920,469

42 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 1.9%
Apache Corp. 4.75%, 04/15/2043	U.S.$	8	$6,315
5.10%, 09/01/2040		24	20,590
Continental Resources, Inc./OK 2.875%, 04/01/2032(b)		343	279,926
5.75%, 01/15/2031(b)		692	687,951
Ecopetrol SA 4.625%, 11/02/2031		841	694,624
6.875%, 04/29/2030		782	758,141
8.625%, 01/19/2029		2,054	2,168,315
EnLink Midstream Partners LP 4.85%, 07/15/2026		440	431,327
5.05%, 04/01/2045		807	666,861
5.60%, 04/01/2044		104	92,508
Enterprise Products Operating LLC Series E 5.25%, 08/16/2077		353	335,419
EQT Corp. 3.90%, 10/01/2027		291	276,529
5.75%, 02/01/2034		512	510,254
HF Sinclair Corp. 5.00%, 02/01/2028(b)		327	317,836
Hunt Oil Co. of Peru LLC Sucursal Del Peru 8.55%, 09/18/2033(b)		403	429,532
KazMunayGas National Co. JSC 4.75%, 04/19/2027(b)		543	527,796
5.375%, 04/24/2030(b)		1,383	1,357,501
Occidental Petroleum Corp. 6.20%, 03/15/2040		2	2,054
7.50%, 05/01/2031		1,673	1,862,715
Oleoducto Central SA 4.00%, 07/14/2027(b)		424	395,513
Ovintiv, Inc. 6.25%, 07/15/2033		782	812,588
6.50%, 02/01/2038		350	363,726
Raizen Fuels Finance SA 6.45%, 03/05/2034(b)		915	938,891
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(b)		1,902	1,545,969
Var Energi ASA 7.50%, 01/15/2028(b)		894	948,078
8.00%, 11/15/2032(b)		1,300	1,460,906
Western Midstream Operating LP 3.95%, 06/01/2025		225	220,498

			18,112,363

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV 8.50%, 01/15/2031(b)	GBP	163	$221,804
Gartner, Inc. 3.625%, 06/15/2029(b)	U.S.$	262	237,341
4.50%, 07/01/2028(b)		86	82,010

			541,155

Technology – 0.1%
Lenovo Group Ltd. 3.42%, 11/02/2030(b)		289	253,417
5.83%, 01/27/2028(b)		597	603,903
Western Digital Corp. 2.85%, 02/01/2029		59	51,401
3.10%, 02/01/2032		130	104,581
Xiaomi Best Time International Ltd. 2.875%, 07/14/2031(b)		318	264,636

			1,277,938

Transportation - Airlines – 0.3%
Delta Air Lines, Inc. 2.90%, 10/28/2024		427	419,554
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(b)		716	700,297
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(b)		1,615	1,626,348

			2,746,199

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(b)		378	348,615

Transportation - Services – 0.1%
AerCap Global Aviation Trust 6.50%, 06/15/2045(b)		588	585,368
United Rentals North America, Inc. 3.875%, 11/15/2027		737	697,425

			1,282,793

			90,328,475

Financial Institutions – 8.8%
Banking – 6.8%
Ally Financial, Inc. 6.70%, 02/14/2033		421	425,522
6.85%, 01/03/2030		759	781,536
8.00%, 11/01/2031		548	611,077
Series B 4.70%, 05/15/2026(l)		2,950	2,532,947

44 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banco Bilbao Vizcaya Argentaria SA 6.03%, 03/13/2035	U.S.$	1,200	$1,217,120
Banco de Credito del Peru SA 5.85%, 01/11/2029(b)		664	671,217
Banco Santander SA 3.225%, 11/22/2032		200	165,876
6.92%, 08/08/2033		2,600	2,721,678
9.625%, 05/21/2033(l)		1,400	1,544,706
Bank of America Corp. 2.97%, 02/04/2033		838	710,975
Series U 8.74% (CME Term SOFR 3 Month + 3.40%), 04/29/2024(j)(l)		316	316,271
Series X 6.25%, 09/05/2024(l)		1,199	1,201,694
Bank of Ireland Group PLC 5.60%, 03/20/2030(b)		903	902,915
Barclays PLC 5.69%, 03/12/2030		301	302,572
6.125%, 12/15/2025(l)		3,088	2,981,484
7.12%, 06/27/2034		664	707,254
7.125%, 06/15/2025(l)	GBP	404	501,612
BNP Paribas SA 4.625%, 02/25/2031(b)(l)	U.S.$	2,924	2,405,742
BPCE SA 6.51%, 01/18/2035(b)		1,245	1,263,386
CaixaBank SA 5.875%, 10/09/2027(b)(l)	EUR	1,000	1,061,626
6.04%, 06/15/2035(b)	U.S.$	1,257	1,268,246
6.84%, 09/13/2034(b)		1,227	1,313,461
Capital One Financial Corp. 2.36%, 07/29/2032		423	325,307
6.05%, 02/01/2035		654	666,303
7.62%, 10/30/2031		1,234	1,363,061
Citigroup, Inc. 2.56%, 05/01/2032		1,009	840,511
5.83%, 02/13/2035		1,663	1,645,203
Series AA 7.625%, 11/15/2028(l)		592	620,934
Series W 4.00%, 12/10/2025(l)		413	395,813
Deutsche Bank AG/New York NY 7.08%, 02/10/2034		1,509	1,552,104
7.15%, 07/13/2027		573	589,072
Discover Financial Services 7.96%, 11/02/2034		270	305,838

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Goldman Sachs Group, Inc. (The) Series P 8.44% (SOFR + 3.14%), 04/29/2024(j)(l)	U.S.$	1,130	$1,131,418
HSBC Holdings PLC 4.76%, 03/29/2033		901	836,918
5.55%, 03/04/2030		518	521,135
8.11%, 11/03/2033		1,024	1,171,295
Series** 6.50%, 09/15/2037		309	322,207
Series E 4.75%, 07/04/2029(b)(l)	EUR	1,595	1,611,067
Intesa Sanpaolo SpA 5.02%, 06/26/2024(b)	U.S.$	331	329,822
5.71%, 01/15/2026(b)		1,650	1,636,734
6.625%, 06/20/2033(b)		997	1,035,831
7.20%, 11/28/2033(b)		832	899,407
7.80%, 11/28/2053(b)		201	227,865
JPMorgan Chase & Co. Series Q 8.82% (SOFR + 3.51%), 05/01/2024(j)(l)		1,212	1,213,098
Series R 8.87% (SOFR + 3.56%), 05/01/2024(j)(l)		89	89,098
KeyBank NA/Cleveland OH 5.85%, 11/15/2027		254	251,646
KeyCorp 6.40%, 03/06/2035		82	83,820
Lloyds Banking Group PLC 7.50%, 09/27/2025(l)		1,737	1,728,920
7.95%, 11/15/2033		854	962,614
M&T Bank Corp. 5.05%, 01/27/2034		343	318,907
NatWest Group PLC 6.475%, 06/01/2034		672	683,369
Nordea Bank Abp 6.625%, 03/26/2026(b)(l)		3,065	3,034,370
PNC Financial Services Group, Inc. (The) Series R 8.64% (CME Term SOFR 3 Month + 3.30%), 06/01/2024(j)(l)		503	503,784
Santander Holdings USA, Inc. 6.17%, 01/09/2030		1,473	1,487,320
6.50%, 03/09/2029		1,434	1,467,875
6.565%, 06/12/2029		724	745,930
7.66%, 11/09/2031		183	199,171
Societe Generale SA 5.52%, 01/19/2028(b)		3,340	3,319,312
7.37%, 01/10/2053(b)		203	210,394

46 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 6.19%, 07/06/2027(b)	U.S.$	433	$437,449
Swedbank AB Series NC5 5.625%, 09/17/2024(b)(l)		1,000	995,243
Truist Financial Corp. Series L 8.69% (CME Term SOFR 3 Month + 3.36%), 12/15/2024(j)(l)		1,397	1,408,811
UBS Group AG 6.37%, 07/15/2026(b)		712	717,212
7.00%, 02/19/2025(b)(l)		620	619,361
9.25%, 11/13/2028(b)(i)(l)		448	485,231
9.25%, 11/13/2033(b)(l)		380	428,476
UniCredit SpA 1.98%, 06/03/2027(b)		915	844,840
Wells Fargo & Co. 7.625%, 09/15/2028(l)		120	128,185

			66,001,198

Brokerage – 0.2%
Charles Schwab Corp. (The) Series I 4.00%, 06/01/2026(l)		1,251	1,170,085
CI Financial Corp. 3.20%, 12/17/2030		411	336,601

			1,506,686

Finance – 0.7%
Air Lease Corp. Series B 4.65%, 06/15/2026(l)		1,229	1,158,540
Aircastle Ltd. 5.95%, 02/15/2029(b)		534	534,381
Aviation Capital Group LLC 3.50%, 11/01/2027(b)		295	274,583
4.125%, 08/01/2025(b)		395	384,858
4.875%, 10/01/2025(b)		319	313,148
Blackstone Private Credit Fund 7.30%, 11/27/2028(b)		78	81,364
Blue Owl Credit Income Corp. 7.75%, 01/15/2029(b)		78	80,301
Enact Holdings, Inc. 6.50%, 08/15/2025(b)		8	7,998
Golub Capital BDC, Inc. 7.05%, 12/05/2028		79	80,918

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Huarong Finance 2017 Co., Ltd. 4.75%, 04/27/2027(b)	U.S.$	200	$189,944
Huarong Finance 2019 Co., Ltd. Series E 3.75%, 05/29/2024(b)		343	341,230
Huarong Finance II Co., Ltd. Series E 4.625%, 06/03/2026(b)		200	192,125
4.875%, 11/22/2026(b)		430	412,531
5.50%, 01/16/2025(b)		1,082	1,070,098
ILFC E-Capital Trust II 7.395% (CME Term SOFR 3 Month + 2.06%), 12/21/2065(b)(j)		2,000	1,591,035
Synchrony Financial 4.875%, 06/13/2025		6	5,912

			6,718,966

Insurance – 1.0%
Allstate Corp. (The) 6.50%, 05/15/2057		1,657	1,685,116
American International Group, Inc. Series A-9 5.75%, 04/01/2048		319	312,846
Argentum Netherlands BV for Swiss Re Ltd. 5.625%, 08/15/2052(b)		308	303,931
Global Atlantic Fin Co. 4.70%, 10/15/2051(b)		62	56,180
Liberty Mutual Group, Inc. 4.125%, 12/15/2051(b)		470	424,506
7.80%, 03/15/2037(b)		2,187	2,278,573
MetLife, Inc. 10.75%, 08/01/2039		2,350	3,198,390
Prudential Financial, Inc. 5.70%, 09/15/2048		337	332,859
Sagicor Financial Co., Ltd. 5.30%, 05/13/2028(b)		357	344,675
Sammons Financial Group, Inc. 3.35%, 04/16/2031(b)		388	316,675
6.875%, 04/15/2034(b)		83	83,627
Swiss RE Subordinated Finance PLC 5.70%, 04/05/2035(b)		400	399,334

			9,736,712

REITs – 0.1%
Trust Fibra Uno 4.87%, 01/15/2030(b)		1,480	1,314,888

48 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WEA Finance LLC 2.875%, 01/15/2027(b)	U.S.$	117	$107,126

			1,422,014

			85,385,576

Utility – 0.9%
Electric – 0.8%
AES Andes SA 6.30%, 03/15/2029(b)		482	486,656
Alexander Funding Trust II 7.47%, 07/31/2028(b)		685	724,256
Cometa Energia SA de CV 6.375%, 04/24/2035(b)		441	441,238
Edison International 8.125%, 06/15/2053		380	393,678
Electricite de France SA 9.125%, 03/15/2033(b)(l)		427	470,444
FirstEnergy Corp. Series C 5.10%, 07/15/2047(a)		7	6,154
Israel Electric Corp., Ltd. Series G 4.25%, 08/14/2028(b)		451	419,571
Kallpa Generacion SA 4.125%, 08/16/2027(b)		488	462,990
Minejesa Capital BV 4.625%, 08/10/2030(b)		1,095	1,039,170
Niagara Mohawk Power Corp. 5.29%, 01/17/2034(b)		757	744,719
NRG Energy, Inc. 4.45%, 06/15/2029(b)		154	145,749
7.00%, 03/15/2033(b)		323	344,696
Pacific Gas & Electric Co. 5.55%, 05/15/2029		485	489,246
Palomino Funding Trust I 7.23%, 05/17/2028(b)		1,703	1,785,661

			7,954,228

Other Utility – 0.1%
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy 7.875%, 02/15/2039(b)		470	505,616

			8,459,844

Total Corporates – Investment Grade (cost $179,892,213)			184,173,895

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 5.4%
Industrial – 4.9%
Basic – 1.6%
Braskem Idesa SAPI 6.99%, 02/20/2032(b)	U.S.$	904	$697,526
7.45%, 11/15/2029(b)		1,393	1,144,872
Braskem Netherlands Finance BV 4.50%, 01/10/2028(b)		1,265	1,130,695
4.50%, 01/31/2030(b)		966	829,600
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(b)		1,072	1,031,465
Consolidated Energy Finance SA 5.625%, 10/15/2028(b)		418	351,279
CSN Inova Ventures 6.75%, 01/28/2028(b)		1,694	1,644,874
Eldorado Gold Corp. 6.25%, 09/01/2029(b)		986	939,165
First Quantum Minerals Ltd. 6.875%, 10/15/2027(b)		1,215	1,156,680
8.625%, 06/01/2031(b)		832	807,044
9.375%, 03/01/2029(b)		438	453,615
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(b)		905	911,222
JSW Steel Ltd. 3.95%, 04/05/2027(b)		409	380,370
5.05%, 04/05/2032(b)		658	578,834
Sasol Financing USA LLC 8.75%, 05/03/2029(b)		1,399	1,422,387
Stillwater Mining Co. 4.00%, 11/16/2026(b)		783	699,806
4.50%, 11/16/2029(b)		309	243,820
UPL Corp., Ltd. 4.50%, 03/08/2028(b)		616	526,873
4.625%, 06/16/2030(b)		673	536,928
Vedanta Resources Finance II PLC 13.875%, 01/21/2027(b)		195	183,270
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)		345	212,930

			15,883,255

Capital Goods – 0.1%
Cemex SAB de CV 5.125%, 06/08/2026(b)(l)		1,028	992,663
IHS Holding Ltd. 6.25%, 11/29/2028(b)		383	336,441

50 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(h)	U.S.$	2,661	$665

			1,329,769

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)		1,130	985,925
Telecomunicaciones Digitales SA 4.50%, 01/30/2030(b)		505	450,397

			1,436,322

Communications - Telecommunications – 0.0%
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030(d)(h)		98	1,461
Millicom International Cellular SA 7.375%, 04/02/2032(b)		343	343,597

			345,058

Consumer Cyclical - Other – 1.1%
Allwyn Entertainment Financing UK PLC 7.875%, 04/30/2029(b)		200	207,653
8.03% (EURIBOR 3 Month + 4.13%), 02/15/2028(b)(j)	EUR	650	706,929
Allwyn International AS 3.875%, 02/15/2027(b)		170	177,444
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(b)	U.S.$	1,356	1,234,218
5.625%, 07/17/2027(b)		965	922,480
5.75%, 07/21/2028(b)		1,255	1,186,981
MGM China Holdings Ltd. 4.75%, 02/01/2027(b)		1,122	1,066,523
5.25%, 06/18/2025(b)		222	218,878
5.375%, 05/15/2024(b)		174	173,565
5.875%, 05/15/2026(b)		414	408,307
Studio City Co., Ltd. 7.00%, 02/15/2027(b)		289	289,271
Studio City Finance Ltd. 5.00%, 01/15/2029(b)		207	181,901
6.00%, 07/15/2025(b)		448	440,720
6.50%, 01/15/2028(b)		199	189,299
Wynn Macau Ltd. 4.875%, 10/01/2024(b)		286	283,497
5.125%, 12/15/2029(b)		241	219,461
5.50%, 01/15/2026(b)		734	712,662
5.50%, 10/01/2027(b)		947	905,569
5.625%, 08/26/2028(b)		717	678,909

			10,204,267

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.2%
Falabella SA 3.375%, 01/15/2032(b)	U.S.$	583	$459,841
3.75%, 10/30/2027(b)		1,140	1,041,179
K201640219 South Africa Ltd. Zero Coupon, 06/25/2023(d)(e)(f)(g)	ZAR	45	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(d)(e)(f)(g)(h)		1,100	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(d)(e)(f)(g)(h)		771	– 0	–

			1,501,020

Consumer Non-Cyclical – 0.8%
BBFI Liquidating Trust Zero Coupon, 12/30/2099(d)(f)(h)		780	225,817
BRF SA 4.875%, 01/24/2030(b)		655	585,334
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(b)		377	357,637
MARB BondCo PLC 3.95%, 01/29/2031(b)		1,762	1,440,100
Rede D’or Finance SARL 4.50%, 01/22/2030(b)		223	200,154
4.95%, 01/17/2028(b)		735	702,155
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	446	465,192
4.375%, 05/09/2030		1,000	1,038,393
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	U.S.$	517	497,240
5.125%, 05/09/2029(i)		517	496,320
7.875%, 09/15/2029		506	542,172
8.125%, 09/15/2031		506	554,059
Tonon Luxembourg SA 6.50%, 10/31/2024(g)(h)(m)		621	62
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(b)		327	324,057
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(d)(e)(f)(g)(h)		4,090	410
10.875%, 01/13/2020(d)(e)(f)(g)(h)		480	48
11.75%, 02/09/2022(d)(e)(f)(g)(h)		1,620	162

			7,429,312

52 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.7%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(b)	U.S.$	532	$516,927
Canacol Energy Ltd. 5.75%, 11/24/2028(b)		544	241,779
Cosan Luxembourg SA 5.50%, 09/20/2029(b)		461	442,362
Geopark Ltd. 5.50%, 01/17/2027(b)		561	509,107
Gran Tierra Energy, Inc. 9.50%, 10/15/2029(b)		746	694,015
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(b)		957	940,252
Kosmos Energy Ltd. 7.50%, 03/01/2028(b)		314	304,286
7.75%, 05/01/2027(b)		200	197,125
Leviathan Bond Ltd. 6.50%, 06/30/2027(b)		1,197	1,157,744
MV24 Capital BV 6.75%, 06/01/2034(b)		448	419,846
SEPLAT Energy PLC 7.75%, 04/01/2026(b)		381	370,046
SierraCol Energy Andina LLC 6.00%, 06/15/2028(b)		558	488,250

			6,281,739

Services – 0.0%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(b)		454	422,674

Technology – 0.2%
CA Magnum Holdings 5.375%, 10/31/2026(b)		2,039	1,957,440

Transportation - Services – 0.1%
Aeropuertos Dominicanos Siglo XXI SA 6.75%, 03/30/2029(b)		453	460,644
JSW Infrastructure Ltd. 4.95%, 01/21/2029(b)		204	191,454

			652,098

			47,442,954

Utility – 0.4%
Electric – 0.3%
Adani Green Energy Ltd. 4.375%, 09/08/2024(b)		495	489,486

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AES Andes SA 6.35%, 10/07/2079(b)	U.S.$	286	$280,280
Continuum Energy Aura Pte Ltd. 9.50%, 02/24/2027(b)		401	416,789
Diamond II Ltd. 7.95%, 07/28/2026(b)		597	606,784
India Clean Energy Holdings 4.50%, 04/18/2027(b)		511	468,523
Investment Energy Resources Ltd. 6.25%, 04/26/2029(b)		403	387,384
Star Energy Geothermal Wayang Windu Ltd. 6.75%, 04/24/2033(b)		186	186,602
Terraform Global Operating LP 6.125%, 03/01/2026(b)		118	116,236

			2,952,084

Other Utility – 0.1%
Aegea Finance SARL 6.75%, 05/20/2029(b)		367	359,357
9.00%, 01/20/2031(b)		276	292,341

			651,698

			3,603,782

Financial Institutions – 0.1%
Banking – 0.1%
Turkiye Vakiflar Bankasi TAO 9.00%, 10/12/2028(b)		465	488,204
Yapi ve Kredi Bankasi AS 9.25%, 10/16/2028(b)		400	424,550

			912,754

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(b)(c)		213	12,374
5.25%, 12/27/2033(a)(b)(c)		694	38,666
7.125%, 12/26/2046(a)(b)(c)(f)		1,944	116,637

			167,677

			1,080,431

Total Emerging Markets – Corporate Bonds (cost $62,336,921)			52,127,167

54 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 4.2%
CLO - Floating Rate – 4.2%
AMMC CLO 25 Ltd. Series 2022-25A, Class E 12.90% (CME Term SOFR 3 Month + 7.59%), 04/15/2035(b)(j)	U.S.$	5,000	$5,000,065
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 7.58% (CME Term SOFR 3 Month + 2.26%), 04/17/2033(b)(j)		2,358	2,361,419
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class ER 11.98% (CME Term SOFR 3 Month + 6.66%), 01/20/2032(b)(j)		3,100	3,029,413
Series 2021-2A, Class E 12.18% (CME Term SOFR 3 Month + 6.86%), 01/20/2035(b)(j)		1,000	943,313
Series 2022-1A, Class E 13.25% (CME Term SOFR 3 Month + 7.93%), 04/20/2034(b)(j)		3,700	3,699,208
Ballyrock CLO 15 Ltd. Series 2021-1A, Class D 11.80% (CME Term SOFR 3 Month + 6.48%), 04/15/2034(b)(j)		250	242,615
Crown Point CLO 11 Ltd. Series 2021-11A, Class E 12.39% (CME Term SOFR 3 Month + 7.07%), 01/17/2034(b)(j)		2,000	1,980,010
Dryden 78 CLO Ltd. Series 2020-78A, Class C 7.53% (CME Term SOFR 3 Month + 2.21%), 04/17/2033(b)(j)		3,000	3,000,003
Series 2020-78A, Class D 8.58% (CME Term SOFR 3 Month + 3.26%), 04/17/2033(b)(j)		1,329	1,324,276
Elevation CLO Ltd. Series 2020-11A, Class C 7.78% (CME Term SOFR 3 Month + 2.46%), 04/15/2033(b)(j)		648	628,029
Series 2020-11A, Class D1 9.43% (CME Term SOFR 3 Month + 4.11%), 04/15/2033(b)(j)		1,006	1,000,014
Elmwood CLO IX Ltd. Series 2021-2A, Class E 11.53% (CME Term SOFR 3 Month + 6.21%), 07/20/2034(b)(j)		250	249,850

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Elmwood CLO XII Ltd. Series 2021-5A, Class E 11.93% (CME Term SOFR 3 Month + 6.61%), 01/20/2035(b)(j)	U.S.$	650	$650,424
Flatiron CLO 21 Ltd. Series 2021-1A, Class E 11.57% (CME Term SOFR 3 Month + 6.26%), 07/19/2034(b)(j)		400	399,968
Galaxy 30 CLO Ltd. Series 2022-30A, Class E 12.26% (CME Term SOFR 3 Month + 6.95%), 04/15/2035(b)(j)		2,000	1,999,722
OCP CLO Ltd. Series 2021-21A, Class E 11.86% (CME Term SOFR 3 Month + 6.54%), 07/20/2034(b)(j)		250	247,939
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class DR 8.68% (CME Term SOFR 3 Month + 3.36%), 01/24/2033(b)(j)		1,701	1,674,823
Palmer Square CLO Ltd. Series 2021-3A, Class E 11.73% (CME Term SOFR 3 Month + 6.41%), 01/15/2035(b)(j)		4,100	4,099,483
Rad CLO 10 Ltd. Series 2021-10A, Class E 11.43% (CME Term SOFR 3 Month + 6.11%), 04/23/2034(b)(j)		750	735,406
Rad CLO 11 Ltd. Series 2021-11A, Class E 11.83% (CME Term SOFR 3 Month + 6.51%), 04/15/2034(b)(j)		355	353,184
Regatta XIX Funding Ltd. Series 2022-1A, Class E 12.20% (CME Term SOFR 3 Month + 6.88%), 04/20/2035(b)(j)		349	348,617
Regatta XXIV Funding Ltd. Series 2021-5A, Class E 12.38% (CME Term SOFR 3 Month + 7.06%), 01/20/2035(b)(j)		3,600	3,600,320
Sixth Street CLO XVIII Ltd. Series 2021-18A, Class E 12.08% (CME Term SOFR 3 Month + 6.76%), 04/20/2034(b)(j)		1,238	1,238,121

56 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sixth Street CLO XX Ltd. Series 2021-20A, Class E 11.73% (CME Term SOFR 3 Month + 6.41%), 10/20/2034(b)(j)	U.S.$	679	$678,796
Voya CLO Ltd. Series 2019-1A, Class DR 8.43% (CME Term SOFR 3 Month + 3.11%), 04/15/2031(b)(j)		1,050	1,035,630

Total Collateralized Loan Obligations (cost $40,543,511)			40,520,648

BANK LOANS – 3.2%
Industrial – 2.7%
Capital Goods – 0.2%
ACProducts Holdings, Inc. 9.81% (CME Term SOFR 3 Month + 4.25%), 05/17/2028(n)		1,928	1,752,898
Chariot Buyer LLC 8.68% (CME Term SOFR 1 Month + 3.25%), 11/03/2028(n)		156	156,069
TransDigm, Inc. 8.08% (CME Term SOFR 3 Month + 2.75%), 08/24/2028		291	292,101

			2,201,068

Communications - Media – 0.3%
Advantage Sales & Marketing, Inc. 10.09% (CME Term SOFR 3 Month + 4.50%), 10/28/2027(n)		1,697	1,698,893
DIRECTV Financing, LLC 10.695% (CME Term SOFR 1 Month + 5.25%), 08/02/2029(n)		546	544,822
iHeartCommunications, Inc. 8.445% (CME Term SOFR 1 Month + 3.00%), 05/01/2026(n)		355	309,565

			2,553,280

Communications - Telecommunications – 0.4%
Crown Subsea Communications Holding, Inc. 10.07% (CME Term SOFR 3 Month + 4.75%), 01/30/2031(n)		1,430	1,437,150
Zacapa SARL 9.35% (CME Term SOFR 3 Month + 4.00%), 03/22/2029(n)		2,099	2,098,593

			3,535,743

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Garrett Motion SARL 9.81% (CME Term SOFR 3 Month + 4.50%), 04/30/2028(d)(n)	U.S.$	850	$854,250

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. 8.18% (CME Term SOFR 1 Month + 2.75%), 12/15/2027(n)		158	158,353

Consumer Cyclical - Retailers – 0.1%
Great Outdoors Group LLC 9.195% (CME Term SOFR 1 Month + 3.75%), 03/06/2028(n)		471	470,728

Consumer Non-Cyclical – 0.5%
Gainwell Acquisition Corp. 9.41% (CME Term SOFR 3 Month + 4.00%), 10/01/2027(n)		1,200	1,145,114
PetSmart LLC 9.18% (CME Term SOFR 1 Month + 3.75%), 02/11/2028(n)		2,174	2,166,553
US Radiology Specialists, Inc. 10.70% (CME Term SOFR 3 Month + 5.25%), 12/15/2027(n)		1,926	1,927,657

			5,239,324

Energy – 0.4%
GIP II Blue Holding LP 9.94% (CME Term SOFR 1 Month + 4.50%), 09/29/2028(n)		2,014	2,018,407
Parkway Generation LLC 10.32% (CME Term SOFR 3 Month + 9.50%), 02/18/2029(n)		1,396	1,390,719

			3,409,126

Other Industrial – 0.2%
American Tire Distributors, Inc. 11.83% (CME Term SOFR 3 Month + 6.25%), 10/20/2028(n)		2,077	1,788,736
Dealer Tire Financial LLC 9.08% (CME Term SOFR 1 Month + 3.75%), 12/14/2027(d)(n)		288	289,911
Rockwood Service Corp. 9.69% (CME Term SOFR 1 Month + 4.25%), 01/23/2027(n)		83	83,166

			2,161,813

58 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.5%
Amentum Government Services Holdings LLC 9.445% (CME Term SOFR 1 Month + 4.00%), 01/29/2027(n)	U.S.$	308	$308,385
Ascend Learning LLC 11.18% (CME Term SOFR 1 Month + 5.75%), 12/10/2029(n)		840	825,040
Boxer Parent Co., Inc. 9.58% (CME Term SOFR 1 Month + 4.25%), 12/29/2028(n)		1,467	1,475,588
FINThrive Software Intermediate Holdings, Inc. 12.19% (CME Term SOFR 1 Month + 6.75%), 12/17/2029(n)		660	411,470
Loyalty Ventures, Inc. 11.25% (PRIME 3 Month + 5.50%), 11/03/2027(d)(g)(m)(n)		1,518	13,286
Peraton Corp. 9.18% (CME Term SOFR 1 Month + 3.75%), 02/01/2028(n)		608	606,445
Presidio Holdings, Inc. 8.91% (CME Term SOFR 3 Month + 3.50%), 01/22/2027(n)		373	373,460
8.93% (CME Term SOFR 1 Month + 3.50%), 01/22/2027(n)		11	10,573
Veritas US, Inc. 10.445% (CME Term SOFR 1 Month + 5.00%), 09/01/2025(n)		568	524,523

			4,548,770

Transportation - Airlines – 0.0%
Delta Air Lines, Inc. 9.07% (CME Term SOFR 3 Month + 3.75%), 10/20/2027(n)		430	442,590

			25,575,045

Financial Institutions – 0.3%
Finance – 0.0%
Orbit Private Holdings I Ltd. 9.93% (CME Term SOFR 6 Month + 4.50%), 12/11/2028(n)		235	235,187

Insurance – 0.3%
Asurion LLC 9.68% (CME Term SOFR 1 Month + 4.25%), 08/19/2028(n)		1,648	1,587,414

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Truist Insurance Holdings 03/08/2032(o)	U.S.$	1,460	$1,467,300

			3,054,714

			3,289,901

Utility – 0.2%
Electric – 0.2%
Granite Generation LLC 9.195% (CME Term SOFR 1 Month + 3.75%), 11/09/2026(n)		1,729	1,729,765

Total Bank Loans (cost $32,562,564)			30,594,711

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.2%
Risk Share Floating Rate – 2.3%
Bellemeade Re Ltd. Series 2019-3A, Class M1C 7.39% (CME Term SOFR 1 Month + 2.06%), 07/25/2029(b)(j)		524	524,947
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2014-HQ2 Series 2014-HQ2, Class M3 9.185% (CME Term SOFR + 3.86%), 09/25/2024(j)		1,161	1,176,289
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2015-DNA1 Series 2015-DNA1, Class B 14.635% (CME Term SOFR + 9.31%), 10/25/2027(j)		592	632,556
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2015-DNA2 Series 2015-DNA2, Class B 12.985% (CME Term SOFR + 7.66%), 12/25/2027(j)		1,212	1,279,176
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2015-DNA3 Series 2015-DNA3, Class B 14.785% (CME Term SOFR + 9.46%), 04/25/2028(j)		1,012	1,111,664

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2015-HQA1 Series 2015-HQA1, Class B 14.235% (CME Term SOFR + 8.91%), 03/25/2028(j)	U.S.$	1,000	$1,047,763
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2016-DNA2 Series 2016-DNA2, Class B 15.935% (CME Term SOFR + 10.61%), 10/25/2028(j)		849	957,935
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2016-DNA3 Series 2016-DNA3, Class B 16.685% (CME Term SOFR + 11.36%), 12/25/2028(j)		2,734	3,144,168
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2016-DNA4 Series 2016-DNA4, Class B 14.035% (CME Term SOFR + 8.71%), 03/25/2029(j)		389	430,925
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2016-HQA2 Series 2016-HQA2, Class B 16.935% (CME Term SOFR + 11.61%), 11/25/2028(j)		420	481,238
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 11.135% (CME Term SOFR + 5.81%), 04/25/2028(j)		866	914,487
Series 2015-C04, Class 2M2 10.985% (CME Term SOFR + 5.66%), 04/25/2028(j)		225	231,921
Series 2016-C01, Class 1B 17.185% (CME Term SOFR + 11.86%), 08/25/2028(j)		673	769,512
Series 2016-C01, Class 2M2 12.385% (CME Term SOFR + 7.06%), 08/25/2028(j)		108	112,276
Series 2016-C02, Class 1B 17.685% (CME Term SOFR + 12.36%), 09/25/2028(j)		446	518,836

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C02, Class 1M2 11.435% (CME Term SOFR + 6.11%), 09/25/2028(j)	U.S.$	279	$289,901
Series 2016-C03, Class 1B 17.185% (CME Term SOFR + 11.86%), 10/25/2028(j)		370	428,424
Series 2016-C03, Class 2B 18.185% (CME Term SOFR + 12.86%), 10/25/2028(j)		630	735,041
Series 2016-C04, Class 1B 15.685% (CME Term SOFR + 10.36%), 01/25/2029(j)		1,476	1,673,881
Series 2016-C05, Class 2B 16.185% (CME Term SOFR + 10.86%), 01/25/2029(j)		1,815	2,056,662
Series 2016-C06, Class 1B 14.685% (CME Term SOFR + 9.36%), 04/25/2029(j)		1,275	1,432,926
Series 2016-C07, Class 2B 14.935% (CME Term SOFR + 9.61%), 05/25/2029(j)		1,555	1,741,620
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 10.935% (CME Term SOFR + 5.61%), 10/25/2025(b)(j)		361	369,261
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 10.935% (CME Term SOFR + 5.61%), 11/25/2025(b)(j)		118	122,327

			22,183,736

Non-Agency Fixed Rate – 0.3%
Alternative Loan Trust Series 2006-42, Class 1A6 6.00%, 01/25/2047		444	230,389
Series 2006-24CB, Class A15 5.75%, 08/25/2036		482	259,855
Series 2006-HY12, Class A5 4.14%, 08/25/2036		461	418,888
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		508	347,745
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		472	259,482
Bear Stearns ARM Trust Series 2007-3, Class 1A1 4.23%, 05/25/2047		70	61,668

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2007-4, Class 22A1 4.08%, 06/25/2047	U.S.$	281	$249,029
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		399	141,338
CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 4.43%, 09/25/2047		83	71,743
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.69%, 03/25/2037		43	35,319
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		411	363,034
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		174	142,036
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		126	57,319
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-9, Class A4 4.28%, 10/25/2036		1,210	336,027
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 5.88%, 12/28/2037		268	229,898

			3,203,770

Non-Agency Floating Rate – 0.3%
Alternative Loan Trust Series 2007-7T2, Class A3 6.00% (CME Term SOFR 1 Month + 0.71%), 04/25/2037(j)		1,939	680,030
CHL Mortgage Pass-Through Trust Series 2007-13, Class A7 6.00% (CME Term SOFR 1 Month + 0.71%), 08/25/2037(j)		285	112,963
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A6 0.11% (5.44% – CME Term SOFR 1 Month), 04/25/2037(j)(p)		70	5,246
Series 2007-FA2, Class 1A10 5.69% (CME Term SOFR 1 Month + 0.36%), 04/25/2037(j)		208	48,428

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman XS Trust Series 2007-10H, Class 2AIO 1.56% (6.89% – CME Term SOFR 1 Month), 07/25/2037(j)(p)	U.S.$	108	$9,201
Residential Accredit Loans, Inc. Trust Series 2006-QS18, Class 2A2 1.11% (6.44% – CME Term SOFR 1 Month), 12/25/2036(j)(p)		1,664	162,177
Wachovia Mortgage Loan Trust Series 2006-ALT1, Class A2 2.02% (CME Term SOFR 1 Month + 0.47%), 01/25/2037(j)		4,953	1,827,524

			2,845,569

Agency Fixed Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICS Series 4767, Class KI 6.00%, 03/15/2048(q)		8,232	1,555,291
Federal Home Loan Mortgage Corp. Strips Series 247, Class 54 5.50%, 04/15/2036(q)		3,696	721,238

			2,276,529

Total Collateralized Mortgage Obligations (cost $33,559,131)			30,509,604

EMERGING MARKETS - SOVEREIGNS – 2.5%
Angola – 0.3%
Angolan Government International Bond 8.25%, 05/09/2028(b)		200	192,687
9.50%, 11/12/2025(b)		2,118	2,157,051

			2,349,738

Argentina – 0.2%
Argentine Republic Government International Bond 0.75%, 07/09/2030(a)		199	103,486
1.00%, 07/09/2029		1,099	585,854
3.50%, 07/09/2041(a)		562	226,124
3.625%, 07/09/2035(a)		835	345,694
4.25%, 01/09/2038(a)		1,323	612,551

			1,873,709

Dominican Republic – 0.6%
Dominican Republic International Bond 8.625%, 04/20/2027(b)		5,719	5,962,057

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ecuador – 0.0%
Ecuador Government International Bond 3.50%, 07/31/2035(a)(b)	U.S.$	150	$78,570

Egypt – 0.2%
Egypt Government International Bond 8.50%, 01/31/2047(b)		862	684,213
8.70%, 03/01/2049(b)		611	494,337
8.875%, 05/29/2050(b)		1,096	901,117

			2,079,667

El Salvador – 0.2%
El Salvador Government International Bond 6.375%, 01/18/2027(b)		460	400,200
7.625%, 09/21/2034(b)		762	561,260
7.625%, 02/01/2041(b)		826	604,632
8.625%, 02/28/2029(b)		860	747,663

			2,313,755

Nigeria – 0.6%
Nigeria Government International Bond 6.125%, 09/28/2028(b)		3,176	2,874,280
6.50%, 11/28/2027(b)		1,418	1,333,363
7.14%, 02/23/2030(b)		721	654,758
8.375%, 03/24/2029(b)		801	781,226

			5,643,627

Senegal – 0.1%
Senegal Government International Bond 4.75%, 03/13/2028(b)	EUR	465	452,439

Ukraine – 0.2%
Ukraine Government International Bond 7.25%, 03/15/2035(a)(b)	U.S.$	1,886	547,883
7.375%, 09/25/2034(a)(b)		1,164	339,306
7.75%, 09/01/2025(a)(b)		3,507	1,306,358

			2,193,547

Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 09/15/2027(g)(m)		4,439	776,825
9.25%, 05/07/2028(b)(g)(m)		300	47,850

			824,675

Total Emerging Markets – Sovereigns (cost $31,187,661)			23,771,784

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 1.9%
Colombia – 0.3%
Colombian TES Series B 7.25%, 10/26/2050	COP	14,439,300	$2,617,855

United States – 1.6%
U.S. Treasury Bonds 2.75%, 11/15/2042(r)	U.S.$	2,154	1,688,197
5.00%, 05/15/2037(r)		1,824	1,983,030
5.25%, 02/15/2029(s)(t)		320	333,700
6.125%, 11/15/2027(s)		1,000	1,057,500
U.S. Treasury Notes 2.25%, 02/15/2027(s)(t)		10,811	10,178,950
2.875%, 08/15/2028(s)(t)		606	572,670

			15,814,047

Total Governments – Treasuries (cost $19,251,920)			18,431,902

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 5.95%, 01/08/2034(b)		979	980,224
6.44%, 01/26/2036(b)		453	467,805

			1,448,029

Mexico – 0.7%
Comision Federal de Electricidad 3.35%, 02/09/2031(b)		775	644,945
4.69%, 05/15/2029(b)		1,603	1,505,818
Petroleos Mexicanos 5.95%, 01/28/2031		3,174	2,543,644
6.49%, 01/23/2027		463	435,868
6.50%, 03/13/2027		355	333,704
6.70%, 02/16/2032		465	387,112
6.75%, 09/21/2047		2,113	1,396,693

			7,247,784

South Africa – 0.2%
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025(b)		237	235,933
Transnet SOC Ltd. 8.25%, 02/06/2028(b)		1,300	1,294,719

			1,530,652

Turkey – 0.1%
TC Ziraat Bankasi AS 8.00%, 01/16/2029(b)		354	358,914

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Turkiye Ihracat Kredi Bankasi AS 9.00%, 01/28/2027(b)	U.S.$	208	$217,194

			576,108

Total Quasi-Sovereigns (cost $10,947,821)			10,802,573

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Non-Agency Fixed Rate CMBS – 0.4%
Commercial Mortgage Trust Series 2012-CR3, Class F 4.75%, 10/15/2045(b)(i)		37	1,831
Series 2013-LC6, Class D 3.95%, 01/10/2046(b)		1,318	1,238,035
Series 2014-CR20, Class XA 0.92%, 11/10/2047(q)		8,130	8,217
WFRBS Commercial Mortgage Trust Series 2011-C4, Class D 4.98%, 06/15/2044(b)		1,022	860,005
Series 2014-C25, Class D 3.80%, 11/15/2047(b)		1,807	1,610,814

			3,718,902

Non-Agency Floating Rate CMBS – 0.0%
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 10.67% (CME Term SOFR 1 Month + 5.34%), 05/15/2036(b)(j)		301	272,539

Total Commercial Mortgage-Backed Securities (cost $4,226,090)			3,991,441

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.60%, 11/01/2040		750	926,283
State of Illinois Series 2010 7.35%, 07/01/2035		1,641	1,776,975
Wisconsin Public Finance Authority Series 2021 5.75%, 07/25/2041(h)		1,435	1,281,631

Total Local Governments – US Municipal Bonds (cost $3,836,443)			3,984,889

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 0.3%
Colombia – 0.3%
Fideicomiso PA Costera 6.25%, 01/15/2034(h)	COP	1,870,508	$459,499
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(h)		10,431,429	2,415,401

Total Inflation-Linked Securities (cost $3,552,947)			2,874,900

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Colombia – 0.1%
Colombia Government International Bond 4.125%, 05/15/2051	U.S.$	1,058	657,547
8.00%, 11/14/2035		464	487,200

			1,144,747

Panama – 0.1%
Panama Government International Bond 7.50%, 03/01/2031		447	462,924
Panama Notas del Tesoro 3.75%, 04/17/2026		468	447,525

			910,449

Romania – 0.0%
Romanian Government International Bond 6.375%, 01/30/2034(b)		336	340,935

Total Governments – Sovereign Bonds (cost $2,720,698)			2,396,131

		Shares
COMMON STOCKS – 0.2%
Consumer Discretionary – 0.1%
Broadline Retail – 0.1%
ATD New Holdings, Inc.(d)(g)		20,185	598,828
K201640219 South Africa Ltd. – Class A(d)(f)(g)		12,695,187	13
K201640219 South Africa Ltd. – Class B(d)(f)(g)		2,009,762	2

			598,843

Diversified Consumer Services – 0.0%
AG Tracker(d)(f)(g)		78,082	– 0	–
CWT Travel Holdings, Inc.(d)(f)(g)		3,766	89,031
Paysafe Ltd.(g)		10,709	169,095

			258,126

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PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(g)	1,674	$73,221

Leisure Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(d)(f)(g)	3	– 0	–

		930,190

Communication Services – 0.1%
Media – 0.1%
National CineMedia, Inc.(g)	59,108	304,406

Financials – 0.0%
Insurance – 0.0%
Mt. Logan Re, Ltd. Special Investment, Series 1, June 2022 – Class U-2(d)(f)(g)	100	38,191
Mt. Logan Re, Ltd. Special Investment, Series 2, June 2022 – Class U-2(d)(g)	441	168,151

		206,342

Industrials – 0.0%
Electrical Equipment – 0.0%
Exide Technologies(d)(f)(g)	643	201,259

Energy – 0.0%
Energy Equipment & Services – 0.0%
BIS Industries Holdings Ltd.(d)(f)(g)	838,296	1
CHC Group LLC(f)(g)	21,009	4

		5

Oil, Gas & Consumable Fuels – 0.0%
Golden Energy Offshore Services AS(g)	916,212	139,248
SandRidge Energy, Inc.	243	3,541

		142,789

		142,794

Consumer Staples – 0.0%
Household Products – 0.0%
Southeastern Grocers, Inc.(d)(f)(g)	105,865	74,105

Information Technology – 0.0%
IT Services – 0.0%
GOLO Mobile, Inc.(d)(f)(g)	38,543	– 0	–

Total Common Stocks (cost $12,139,786)		1,859,096

PREFERRED STOCKS – 0.1%
Industrials – 0.1%
Trading Companies & Distributors – 0.1%
WESCO International, Inc. Series A 10.625% (cost $948,963)	35,175	925,454

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES – 0.1%
Autos - Fixed Rate – 0.1%
Flagship Credit Auto Trust Series 2019-4, Class E 4.11%, 03/15/2027(b)	U.S.$	770		$748,450

Other ABS - Floating Rate – 0.0%
Pagaya AI Debt Trust Series 2022-6, Class A4 39.83%, 05/15/2030(b)(d)		62		80,047

Other ABS - Fixed Rate – 0.0%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 8.64%, 08/15/2044(h)		7		7,104
Series 2019-36, Class PT 11.77%, 10/17/2044(h)		18		17,470

				24,574

Total Asset-Backed Securities (cost $857,538)				853,071

		Shares
RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(d)(g) (cost $0)		10,721		13,133

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 0.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(u)(v)(w) (cost $7,585,463)		7,585,463		7,585,463

		Principal Amount (000)
Time Deposits – 0.4%
BBH, New York
3.79%, 04/01/2024	CAD	0	**	2
6.27%, 04/02/2024	ZAR	22		1,151
Citibank, London
2.85%, 04/02/2024	EUR	1,466		1,581,326
Citibank, New York
4.68%, 04/01/2024	U.S.$	2,556		2,556,070

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Bank of Canada, London
4.15%, 04/02/2024	GBP	7	$9,109

Total Time Deposits (cost $4,147,658)			4,147,658

Total Short-Term Investments (cost $11,733,121)			11,733,121

Total Investments – 100.2% (cost $1,029,097,315)			968,068,262	(x)
Other assets less liabilities – (0.2)%			(1,646,968)

Net Assets – 100.0%			$966,421,294

FUTURES (see Note C)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	98	June 2024	$11,231,719	$51,664
U.S. T-Note 5 Yr (CBT) Futures	597	June 2024	63,888,328	97,945

Sold Contracts
U.S. Long Bond (CBT) Futures	68	June 2024	8,189,750	87,125
U.S. T-Note 10 Yr (CBT) Futures	241	June 2024	26,702,047	(90,367)

				$146,367

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America NA	KRW	45,746	USD	35	04/18/2024	$968
Bank of America NA	USD	30	KRW	38,938	04/18/2024	(964)
Bank of America NA	PEN	344	USD	93	05/16/2024	882
Bank of America NA	USD	2,846	EUR	2,621	06/12/2024	(10,379)
Barclays Bank PLC	BRL	45	USD	9	04/02/2024	35
Barclays Bank PLC	USD	9	BRL	45	04/02/2024	(35)
Barclays Bank PLC	KRW	44,854	USD	34	04/18/2024	478
Barclays Bank PLC	USD	63	KRW	83,548	04/18/2024	(933)
Barclays Bank PLC	EUR	1,678	USD	1,831	06/12/2024	14,617
BNP Paribas SA	COP	10,710,000	USD	2,722	05/16/2024	(27,428)
BNP Paribas SA	TWD	1,002	USD	32	05/24/2024	701
Brown Brothers Harriman & Co.	AUD	186	USD	123	04/18/2024	1,309
Brown Brothers Harriman & Co.	USD	138	AUD	210	04/18/2024	(1,186)
Brown Brothers Harriman & Co.	CZK	1,624	USD	69	04/19/2024	12
Brown Brothers Harriman & Co.	GBP	113	USD	143	04/19/2024	654

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	GBP	29	USD	37	04/19/2024	$(5)
Brown Brothers Harriman & Co.	PLN	387	USD	98	04/19/2024	1,030
Brown Brothers Harriman & Co.	USD	104	GBP	82	04/19/2024	(747)
Brown Brothers Harriman & Co.	USD	34	HUF	12,092	04/19/2024	(500)
Brown Brothers Harriman & Co.	USD	37	PLN	148	04/19/2024	(34)
Brown Brothers Harriman & Co.	USD	31	ZAR	599	04/19/2024	412
Brown Brothers Harriman & Co.	ZAR	692	USD	37	04/19/2024	408
Brown Brothers Harriman & Co.	ZAR	58	USD	3	04/19/2024	(36)
Brown Brothers Harriman & Co.	NOK	2,111	USD	201	04/30/2024	5,874
Brown Brothers Harriman & Co.	SEK	807	USD	77	04/30/2024	1,953
Brown Brothers Harriman & Co.	USD	261	NOK	2,752	04/30/2024	(7,164)
Brown Brothers Harriman & Co.	USD	100	SEK	1,042	04/30/2024	(2,556)
Brown Brothers Harriman & Co.	CHF	107	USD	121	05/08/2024	2,540
Brown Brothers Harriman & Co.	CHF	30	USD	33	05/08/2024	(16)
Brown Brothers Harriman & Co.	USD	164	CHF	143	05/08/2024	(4,205)
Brown Brothers Harriman & Co.	SGD	49	USD	37	05/17/2024	513
Brown Brothers Harriman & Co.	CNH	575	USD	79	05/23/2024	147
Brown Brothers Harriman & Co.	MXN	739	USD	44	05/23/2024	(396)
Brown Brothers Harriman & Co.	NZD	61	USD	37	05/23/2024	773
Brown Brothers Harriman & Co.	USD	33	CNH	239	05/23/2024	(451)
Brown Brothers Harriman & Co.	USD	33	NZD	54	05/23/2024	(240)
Brown Brothers Harriman & Co.	EUR	464	USD	509	06/12/2024	6,922
Brown Brothers Harriman & Co.	USD	57	EUR	52	06/12/2024	(160)
Brown Brothers Harriman & Co.	CAD	62	USD	46	06/13/2024	262
Brown Brothers Harriman & Co.	CAD	90	USD	66	06/13/2024	(216)
Brown Brothers Harriman & Co.	USD	68	CAD	92	06/13/2024	(99)
Citibank NA	USD	32	KRW	42,288	04/18/2024	(460)
Citibank NA	USD	68	TWD	2,127	05/24/2024	(1,079)
Citibank NA	USD	1,806	CAD	2,432	06/13/2024	(8,860)
Deutsche Bank AG	BRL	45	USD	9	04/02/2024	35
Deutsche Bank AG	USD	9	BRL	45	04/02/2024	(60)
Deutsche Bank AG	BRL	45	USD	9	05/03/2024	60
Deutsche Bank AG	EUR	48,229	USD	52,831	06/12/2024	648,359
Goldman Sachs Bank USA	IDR	557,273	USD	35	04/25/2024	378
Goldman Sachs Bank USA	USD	75	INR	6,201	06/14/2024	(608)
HSBC Bank USA	KRW	39,465	USD	30	04/18/2024	421
Morgan Stanley Capital Services LLC	GBP	3,129	USD	3,970	04/19/2024	20,512
Morgan Stanley Capital Services LLC	USD	1,921	GBP	1,514	04/19/2024	(9,929)
Morgan Stanley Capital Services LLC	USD	99	IDR	1,542,579	04/25/2024	(1,602)
Morgan Stanley Capital Services LLC	CLP	34,246	USD	36	05/16/2024	801
Morgan Stanley Capital Services LLC	COP	13,572,390	USD	3,444	05/16/2024	(40,854)
Morgan Stanley Capital Services LLC	USD	40	CLP	39,419	05/16/2024	52
Morgan Stanley Capital Services LLC	USD	63	CLP	60,796	05/16/2024	(1,212)

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PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	USD	53	COP	209,537	05/16/2024	$631
Morgan Stanley Capital Services LLC	TWD	860	USD	28	05/24/2024	715
Morgan Stanley Capital Services LLC	EUR	1,070	USD	1,163	06/12/2024	5,839
UBS AG	USD	12	CNH	86	05/23/2024	(121)

						$595,758

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Brazilian Government International Bond, 4.250%, 01/07/2025, 06/20/2029*	1.00%	Quarterly	1.37%	USD	320	$(5,345)	$(5,734)	$389
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00	Quarterly	3.11	USD	55,928	4,195,093	(62,402)	4,257,495
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	5.00	Quarterly	3.29	USD	54,564	4,008,726	3,903,620	105,106
iTraxx Europe Crossover Series 41, 5 Year Index, 06/20/2029*	5.00	Quarterly	2.97	EUR	33,120	3,199,848	3,316,975	(117,127)
South Africa Government International Bond, 5.875%, 09/16/2025, 06/20/2029*	1.00	Quarterly	2.58	USD	2,380	(166,181)	(153,075)	(13,106)

						$11,232,141	$6,999,384	$4,232,757

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	204	$(25,787)	$(20,632)	$(5,155)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	163	(20,689)	(17,259)	(3,430)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	116	(14,654)	(11,584)	(3,070)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	166	(21,087)	(12,670)	(8,417)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	968	(122,656)	(75,426)	(47,230)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	81	(10,231)	(6,525)	(3,706)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	162	(20,462)	(13,291)	(7,171)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	162	(20,462)	(14,383)	(6,079)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	323	(40,866)	(31,396)	(9,470)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	467	(59,129)	(45,431)	(13,698)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	238	(30,104)	(22,976)	(7,128)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	60	(7,555)	(5,808)	(1,747)
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5,384	(681,156)	(557,550)	(123,606)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,871	(363,283)	(311,767)	(51,516)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,499	(189,588)	(14,955)	(174,633)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	533	(67,479)	(50,477)	(17,002)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50%	USD	571	(72,250)	(56,281)	(15,969)

						$(1,767,438)	$(1,268,411)	$(499,027)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note C)

Broker	Currency	Principal Amount (000)	Interest Rate	Maturity	U.S. $ Value at March 31, 2024
Barclays Capital, Inc.†	USD	473	2.25%	—	$476,721
Barclays Capital, Inc.†	USD	683	3.00	—	683,742
Barclays Capital, Inc.†	USD	1,144	4.25	—	1,148,400
Barclays Capital, Inc.†	USD	1,326	4.50	—	1,338,092
Jefferies LLC†	USD	851	0.00	—	851,130
Jefferies LLC†	USD	87	2.00	—	86,591
Jefferies LLC	USD	502	4.75	4/02/2024	502,091

					$5,086,767

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2024.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on statements of assets and liabilities is as follows:

	Overnight and Continuous		Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Emerging Markets – Corporate Bonds	$476,721		$	– 0	–	$	– 0	–	$	– 0	–	$476,721
Corporates – Non-Investment Grade	4,107,955			– 0	–		– 0	–		– 0	–	4,107,955
Corporates – Investment Grade	– 0	–		502,091			– 0	–		– 0	–	502,091

Total	$4,584,676			$502,091		$	– 0	–	$	– 0	–	$5,086,767

**	Principal amount less than 500.

(a)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 2024.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2024, the aggregate market value of these securities amounted to $700,446,808 or 72.48% of net assets.

(c)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2024.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Defaulted matured security.

(f)	Fair valued by the Adviser.

(g)	Non-income producing security.

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PORTFOLIO OF INVESTMENTS (continued)

(h)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.55% of net assets as of March 31, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
BBFI Liquidating Trust Zero Coupon, 12/30/2099	01/18/2013 - 06/17/2022	$667,466	$225,817	0.02%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 8.64%, 08/15/2044	06/27/2019	7,125	7,104	0.00%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 11.77%, 10/17/2044	09/04/2019	17,842	17,470	0.00%
Curo Group Holdings Corp. 7.50%, 08/01/2028	07/16/2021 - 05/10/2022	3,417,696	928,957	0.10%
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030	11/14/2023	8,649	1,461	0.00%
Exide Technologies 11.00%, 10/31/2024	10/29/2020	0	0	0.00%
Fideicomiso PA Costera 6.25%, 01/15/2034	07/08/2016	564,755	459,499	0.05%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	2,988,192	2,415,401	0.25%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017 - 06/30/2022	1,100,178	0	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	01/31/2017 - 06/30/2022	770,975	0	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/15/2013 - 02/19/2015	2,295,760	0	0.00%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058	01/22/2021	681,406	665	0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 - 10/31/2021	1,209,003	62	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	01/23/2014 - 01/27/2014	2,401,854	410	0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	477,418	48	0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	01/29/2014 - 02/05/2014	838,866	162	0.00%
Wisconsin Public Finance Authority Series 2021 5.75%, 07/25/2041	08/03/2021	1,435,000	1,281,631	0.13%

(i)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(j)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2024.

(k)	Escrow Shares.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Defaulted.

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PORTFOLIO OF INVESTMENTS (continued)

(n)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at March 31, 2024.

(o)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the Secured Overnight Financing Rate (“SOFR”) plus a premium which was determined at the time of purchase.

(p)	Inverse interest only security.

(q)	IO – Interest Only.

(r)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(s)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(t)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(u)	The rate shown represents the 7-day yield as of period end.

(v)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(w)	Affiliated investments.

(x)

On March 29, 2024, the Fund and U.S. stock exchanges were closed for business due to a U.S. holiday but the foreign markets remained open for trading. The Fund valued its foreign securities using the closing market prices from the respective foreign markets as of March 28, 2024 for financial reporting purposes.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNH – Chinese Yuan Renminbi (Offshore)

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA. – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

JSC – Joint Stock Company

REIT – Real Estate Investment Trust

REMICS – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 77

STATEMENT OF ASSETS & LIABILITIES

March 31, 2024

Assets
Investments in securities, at value Unaffiliated issuers (cost $1,021,511,852)	$960,482,799
Affiliated issuers (cost $7,585,463)	7,585,463
Cash	30,301
Cash collateral due from broker	2,434,154
Foreign currencies, at value (cost $395,544)	25,549
Unaffiliated dividends and interest receivable	15,796,488
Receivable for investment securities sold and foreign currency transactions	3,985,851
Unrealized appreciation on forward currency exchange contracts	718,293
Receivable for unsettled reverse repurchase agreements	142,678
Affiliated dividends receivable	29,254
Receivable for variation margin on centrally cleared swaps	6,645
Receivable from Adviser	861

Total assets	991,238,336

Liabilities
Payable for investment securities purchased	15,706,350
Payable for reverse repurchase agreements	5,086,767
Market value of credit default swaps (net premiums received $1,268,411)	1,767,438
Advisory fee payable	873,874
Payable for capital gains taxes	402,852
Payable for unsettled reverse repurchase agreements	294,578
Unrealized depreciation on forward currency exchange contracts	122,535
Payable for variation margin on futures	66,602
Administrative fee payable	7,637
Transfer Agent fee payable	1,783
Directors’ fee payable	1,111
Accrued expenses	485,515

Total liabilities	24,817,042

Net Assets	$966,421,294

Composition of Net Assets
Capital stock, at par	$862,297
Additional paid-in capital	1,152,146,191
Accumulated loss	(186,587,194)

$966,421,294

Net Asset Value Per Share—100 million shares of capital stock authorized, $0.01 par value (based on 86,229,677 shares outstanding)	$11.21

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended March 31, 2024

Investment Income
Interest	$73,263,309
Dividends
Unaffiliated issuers	454,821
Affiliated issuers	415,312	$74,133,442

Expenses
Advisory fee (see Note B)	8,316,650
Transfer agency	36,911
Custody and accounting	284,225
Printing	202,976
Audit and tax	200,833
Registration fees	83,381
Administrative	77,282
Legal	76,209
Directors’ fees	29,485
Miscellaneous	71,421

Total expenses before interest expense	9,379,373
Interest expense	303,678

Total expenses	9,683,051
Less: expenses waived and reimbursed by the Adviser (see Note B)	(10,222)

Net expenses		9,672,829

Net investment income		64,460,613

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)		(19,206,226)
Forward currency exchange contracts		(981,464)
Futures		(2,540,849)
Written options		52,931
Swaps		17,415,918
Foreign currency transactions		(1,274,865)
Net change in unrealized appreciation (depreciation) on:
Investments(b)		64,042,335
Forward currency exchange contracts		1,755,201
Futures		(2,300,851)
Swaps		3,705,829
Foreign currency denominated assets and liabilities		(77,486)

Net gain on investment and foreign currency transactions		60,590,473

Net Increase in Net Assets from Operations		$125,051,086

(a)	Net of foreign realized capital gains taxes of $31,600.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $1,161.

See notes to financial statements.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 79

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$64,460,613	$59,434,784
Net realized loss on investment and foreign currency transactions	(6,534,555)	(59,646,186)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	67,125,028	(49,324,368)

Net increase (decrease) in net assets from operations	125,051,086	(49,535,770)
Distributions to Shareholders	(67,266,382)	(76,201,166)
Return of Capital	(2,312,344)	– 0	–

Total increase (decrease)	55,472,360	(125,736,936)
Net Assets
Beginning of period	910,948,934	1,036,685,870

End of period	$966,421,294	$910,948,934

See notes to financial statements.

80 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

March 31, 2024

NOTE A

Significant Accounting Policies

AllianceBernstein Global High Income Fund, Inc. (the “Fund”) is incorporated under the laws of the State of Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Fund’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 81

NOTES TO FINANCIAL STATEMENTS (continued)

is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements

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based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments

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for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2024:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$547,115,645		$1,389,097	#	$548,504,742
Corporates – Investment Grade		– 0	–	184,173,895		– 0	–	184,173,895
Emerging Markets – Corporate Bonds		– 0	–	51,899,269		227,898	#	52,127,167
Collateralized Loan Obligations		– 0	–	40,520,648		– 0	–	40,520,648
Bank loans		– 0	–	29,437,264		1,157,447		30,594,711
Collateralized Mortgage Obligations		– 0	–	30,509,604		– 0	–	30,509,604
Emerging Markets – Sovereigns		– 0	–	23,771,784		– 0	–	23,771,784
Governments – Treasuries		– 0	–	18,431,902		– 0	–	18,431,902
Quasi-Sovereigns		– 0	–	10,802,573		– 0	–	10,802,573
Commercial Mortgage-Backed Securities		– 0	–	3,991,441		– 0	–	3,991,441
Local Governments – US Municipal Bonds		– 0	–	3,984,889		– 0	–	3,984,889
Inflation-Linked Securities		– 0	–	2,874,900		– 0	–	2,874,900
Governments – Sovereign Bonds		– 0	–	2,396,131		– 0	–	2,396,131
Common Stocks		689,511		4		1,169,581	#	1,859,096
Preferred Stocks		925,454		– 0	–	– 0	–	925,454
Asset-Backed Securities		– 0	–	773,024		80,047		853,071
Rights		– 0	–	– 0	–	13,133		13,133
Short-Term Investments:
Investment Companies		7,585,463		– 0	–	– 0	–	7,585,463
Time Deposits		4,147,658		– 0	–	– 0	–	4,147,658

Total Investments in Securities		13,348,086		950,682,973		4,037,203		968,068,262
Other Financial Instruments*:
Assets
Futures		236,734		– 0	–	– 0	–	236,734	†
Forward Currency Exchange Contracts		– 0	–	718,293		– 0	–	718,293
Centrally Cleared Credit Default Swaps		– 0	–	11,403,667		– 0	–	11,403,667	†

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Investments in Securities	Level 1		Level 2			Level 3			Total
Liabilities
Futures	$(90,367)		$	– 0	–	$	– 0	–	$(90,367)†
Forward Currency Exchange Contracts	– 0	–		(122,535)			– 0	–	(122,535)
Centrally Cleared Credit Default Swaps	– 0	–		(171,526)			– 0	–	(171,526)†
Credit Default Swaps	– 0	–		(1,767,438)			– 0	–	(1,767,438)
Reverse Repurchase Agreements	(5,086,767)			– 0	–		– 0	–	(5,086,767)

Total	$8,407,686			$960,743,434			$4,037,203		$973,188,323

#	The Fund held securities with zero market value at period end.

*

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in

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which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .90% of the Fund’s average weekly net assets. Such fee is accrued daily and paid monthly.

Pursuant to the administration agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser, provided, however, that the reimbursement may not exceed

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.15% annualized of average weekly net assets. For the year ended March 31, 2024, the reimbursement for such services amounted to $77,282.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended March 31, 2024, there was no such reimbursement paid to ABIS.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended March 31, 2024, such waiver amounted to $10,222.

A summary of the Fund’s transactions in AB mutual funds for the year ended March 31, 2024 is as follows:

Fund	Market Value 3/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$10,074	$204,478	$206,967	$7,585	$415

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended March 31, 2024, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$425,840,242	$393,195,957
U.S. government securities	2,098,745	12,677,734

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,030,115,748

Gross unrealized appreciation	$29,883,246
Gross unrealized depreciation	(86,206,998)

Net unrealized depreciation	$(56,323,752)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended March 31, 2024, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may

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purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended March 31, 2024, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

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The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional

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amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the year ended March 31, 2024, the Fund held purchased options for hedging purposes.

During the year ended March 31, 2024, the Fund held written options for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or

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proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon

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rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended March 31, 2024, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced

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asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended March 31, 2024, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended March 31, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$236,734	*	Payable for variation margin on futures	$90,367	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$718,293		Unrealized depreciation on forward currency exchange contracts	$122,535

Credit contracts				Market value of credit default swaps	1,767,438

Credit contracts	Receivable for variation margin on centrally cleared swaps	4,362,990	*	Payable for variation margin on centrally cleared swaps	130,233	*

Total		$5,318,017			$2,110,573

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(2,540,849)	$(2,300,851)

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(981,464)	1,755,201

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	17,415,918	3,705,829

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation (depreciation) on investments	177,620	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on written options; Net change in unrealized appreciation (depreciation) on written options	$52,931	$	– 0	–

Total		$14,124,156		$3,160,179

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended March 31, 2024:

Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$173,681,181

Credit Default Swaps:
Average notional amount of sale contracts	$16,207,196

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$8,860,531
Average principal amount of sale contracts	$62,795,281

Futures:
Average notional amount of buy contracts	$94,218,415
Average notional amount of sale contracts	$31,247,012	(a)

Total Return Swaps:
Average notional amount	$9,673,906	(b)

Written Options:
Average notional amount	$24,543,333	(c)

Purchased Options:
Average notional amount	$26,023,333	(c)

(a)	Positions were open for two months during the reporting period.

(b)	Positions were open for eleven months during the reporting period.

(c)	Positions were open for three months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America NA.	$1,850	$(1,850)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	15,130	(968)	– 0	–	– 0	–	14,162
BNP Paribas SA	701	(701)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	22,809	(18,011)	– 0	–	– 0	–	4,798
Deutsche Bank AG	648,454	(35,403)	– 0	–	– 0	–	613,051
Goldman Sachs Bank USA/ Goldman Sachs International	378	(378)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	421	– 0	–	– 0	–	– 0	–	421
Morgan Stanley Capital Services LLC.	28,550	(28,550)	– 0	–	– 0	–	– 0	–

Total	$718,293	$(85,861)	$	– 0	–	$	– 0	–	$632,432	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America NA.	$11,343	$(1,850)		$	– 0	–	$	– 0	–	$9,493
Barclays Bank PLC	968	(968)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	27,428	(701)			– 0	–		– 0	–	26,727
Brown Brothers Harriman & Co.	18,011	(18,011)			– 0	–		– 0	–	– 0	–
Citibank NA/Citigroup Global Markets, Inc.	36,186	– 0	–		– 0	–		(28,341)		7,845
Deutsche Bank AG	35,403	(35,403)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/ Goldman Sachs International	333,160	(378)			(332,782)			– 0	–	– 0	–
JPMorgan Securities LLC	1,044,439	– 0	–		– 0	–		(1,044,439)		– 0	–
Morgan Stanley Capital Services LLC.	382,914	(28,550)			(120,000)			(234,364)		– 0	–
UBS AG	121	– 0	–		– 0	–		– 0	–	121

Total	$1,889,973	$(85,861)			$(452,782)			$(1,307,144)		$44,186	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note C.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates

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NOTES TO FINANCIAL STATEMENTS (continued)

that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended March 31, 2024, the average amount of reverse repurchase agreements outstanding was $9,155,948 and the daily weighted average interest rate was 2.27%. At March 31, 2024, the Fund had reverse repurchase agreements outstanding in the amount of $5,086,767 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2024:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc	$3,646,955	$(3,646,955)	$	– 0	–
Jefferies LLC	1,439,812	(1,439,812)		– 0	–

	$5,086,767	$(5,086,767)	$	– 0	–

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Capital Stock

During the year ended March 31, 2024 and the year ended March 31, 2023, the Fund issued no shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Market Risk—The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have had, and may in the future have, an adverse effect on the Fund’s investments and net asset value and can lead to increased market volatility. For example, the diseases or events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Fund’s portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

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NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk—Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk— As a result of the Fund’s use of leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Related and/or Other Asset-Backed Securities Risk—The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments

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NOTES TO FINANCIAL STATEMENTS (continued)

linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended March 31, 2024 and March 31, 2023 were as follows:

	2024	2023
Distributions paid from:
Ordinary income	$67,266,382	$76,201,166

Total taxable distributions paid	$67,266,382	$76,201,166
Return of Capital	2,312,344	– 0	–

Total distributions paid	$69,578,726	$76,201,166

As of March 31, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(123,725,910	)(a)
Unrealized appreciation (depreciation)	(59,614,767	)(b)

Total accumulated earnings (deficit)	$(183,340,677	)(c)

(a)	As of March 31, 2024, the Fund had a net capital loss carryforward of $123,725,910.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of hyperinflationary currency contracts, the tax treatment of callable bonds, the tax treatment of swaps, the tax deferral of losses on wash sales, and the tax treatment of partnership investments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the accrual of foreign capital gains tax and the tax treatment of defaulted securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of March 31, 2024, the Fund had a net short-term capital loss carryforward of $24,243,082 and a net long-term capital loss carryforward of $99,482,828, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE G

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Year Ended March 31,
2024	2023	2022	2021	2020

Net asset value, beginning of period	$ 10.56	$ 12.02	$ 12.78	$ 10.74	$ 12.95

Income From Investment Operations

Net investment income(a)	.75	.69	.61	.59	.67

Net realized and unrealized gain (loss) on investment	.71	(1.27)	(.58)	2.24	(2.09)

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(b)	.00	(b)

Net increase (decrease) in net asset value from operations	1.46	(.58)	.03	2.83	(1.42)

Less: Dividends and Distributions

Dividends from net investment income	(.78)	(.88)	(.78)	(.69)	(.75)

Return of capital	(.03)	– 0	–	(.01)	(.10)	(.04)

Total dividends and distributions	(.81)	(.88)	(.79)	(.79)	(.79)

Net asset value, end of period	$ 11.21	$ 10.56	$ 12.02	$ 12.78	$ 10.74

Market value, end of period	$ 10.62	$ 9.72	$ 11.18	$ 11.85	$ 9.26

(Discount), end of period	(5.26)%	(7.95)%	(6.99)%	(7.28)%	(13.78)%

Total Return

Total investment return based on:(c)

Market value	18.43%	(5.00)%	0.79%	37.57%	(14.43)%

Net asset value	15.06%	(4.01	)%^	0.48	%^	27.92%	(11.18)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 966,421	$ 910,949	$ 1,036,686	$ 1,102,273	$ 926,184

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)(e)†	1.05%	1.04%	1.00%	1.02%	1.00%

Expenses, before waivers/reimbursements(d)(e)†	1.05%	1.04%	1.00%	1.02%	1.01%

Net investment income	6.98%	6.39%	4.77%	4.88%	5.16%

Portfolio turnover rate	45%	40%	40%	51%	32%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 106.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, Total investment return based on net asset value will be higher than total investment return based on market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	The expense ratios presented below exclude interest expense:

	Year Ended March 31,
	2024	2023	2022	2021	2020
Net of waivers/reimbursements	1.01%	1.02%	.99%	1.02%	.99%
Before waivers/reimbursements	1.01%	1.02%	.99%	1.02%	1.00%

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended March 31, 2020, such waiver amounted to 0.01%.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AllianceBernstein Global High Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global High Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of March 31, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

May 24, 2024

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2024 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended March 31, 2024.

For foreign shareholders, 58.11% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2025.

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ADDITIONAL INFORMATION

(unaudited)

AllianceBernstein Global High Income Fund

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment Plan (the “Plan”), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund, unless they elect to receive cash. Computershare Trust Company N.A. (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)

If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)

If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant

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ADDITIONAL INFORMATION (continued)

will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 30170 College Point, TX 77842-3170.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Christian DiClementi(2), Vice President Gershon M. Distenfeld(2), Vice President Fahd Malik(2), Vice President Matthew S. Sheridan(2), Vice President William Smith(2), Vice President	Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Administrator

AllianceBernstein, L.P.

501 Commerce Street

Nashville, TN 37203

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Dividend Paying Agent,

Transfer Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 505000

Louisville, KY 40233

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. While all members of the team work jointly to determine the majority of the investment strategy including stock selection for the Fund, Messrs. DiClementi, Distenfeld, Malik, Sheridan and Smith, members of the Global High Income Investment Team, are primarily responsible for the day-to-day management of the Fund’s portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase from time to time at market prices shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of AllianceBernstein Global High Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Annual Certifications—As required, on April 23, 2024, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the reporting period.

*	Mr. Turner is expected to retire effective December 31, 2024.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan# 48 (2021)	Senior Vice President of the Adviser, Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,## Chairman of the Board 72 (2008)	Private Investor since prior to 2019. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such Funds from 2008 to February 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,## 73 (2020)	Private Investor since prior to 2019. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2017-2018) of the Texas A&M Foundation Board of Trustees (Trustee 2014-2021) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.	81	Moody’s Corporation since April 2011

Michael J. Downey,## 80 (2005)	Private Investor since prior to 2019. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) from 2002 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,## 76 (2006)	Private Investor since prior to 2019. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,## 71 (2020)

Private Investor since prior to 2019. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of MidCap Financial Investment Corporation (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,## 68 (2016)	Private Investor and a member of the Advisory Board of Butcher Box (since 2018) where she also serves as Advisory Board Chair (since June 2023). Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such Funds since February 2023.	81	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,##^ 82 (2005)	Private Investor since prior to 2019. He is a former (2007-2020) director of Xilinx Inc. (programmable logic semi-conductors and adaptable, intelligent computing) and, former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 1999-2000, and 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships and as a director of a number of public and private companies. He also has extensive non-profit board leadership experience, including as a former Chair of the Corporation for Public Broadcasting and the Smithsonian’s National Museum of Natural history, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.	81

ADVISORY BOARD MEMBER

Emilie D. Wrapp,# 68 (2024)	Former Senior Vice President, Counsel, Assistant Secretary & Senior Mutual Fund Legal Advisor of the Adviser (January 2023 – June 2023). Prior thereto, Senior Vice President, Assistant Secretary, Counsel, and Head of Mutual Fund & Retail Legal of the Adviser; Assistant General Counsel and Assistant Secretary of ABI since prior to 2019 until June 2023.	81	None

*

The address for each of the Fund’s disinterested Directors and Advisory Board member is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

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MANAGEMENT OF THE FUND (continued)

**	There is no stated term of office for the Fund’s Directors and Advisory Board member.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which lead to the conclusion that each Director should serve as a Director for the Fund.

#

Mr. Erzan is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds because of his affiliation with the Adviser. Ms. Wrapp is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund because of her former role with the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

^	Mr. Turner is expected to retire effective December 31, 2024.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Onur Erzan, 48	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Director of Income Strategies.

Christian DiClementi, 42	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

Matthew S. Sheridan, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019. He is also Director – US Multi-Sector Fixed Income.

Fahd Malik, 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2019.

William Smith, 37	Vice President	Senior Vice President of the Adviser**, with which he associated since prior to 2019. He is also Director of US High Yield Credit.

Nancy E. Hay, 51	Secretary	Senior Vice President and Counsel of the Adviser**, with which she has been associated since prior to 2019 and Assistant Secretary of ABI**.

Michael B. Reyes, 47	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2019.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2019.

Phyllis J. Clarke 63	Controller	Vice President of ABIS**, with which she has been associated since prior to 2019.

Jennifer Friedland, 49	Chief Compliance Officer	Vice President of the Adviser since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from 2013 until 2019.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory and Administration Agreements

The disinterested directors (the “directors”) of AllianceBernstein Global High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser and the continuance of the Fund’s Administration Agreement with the Adviser (in such capacity, the “Administrator”) at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement and the Administration Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement and Administration Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the Administrator to provide administrative services to the Fund and the overall arrangements (i) between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee and (ii) between the Fund and the Administrator, as provided in the Administration Agreement, including the administration fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and by the Administrator under the Administration Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund and the resources the Administrator has devoted to providing services to the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors noted that the Adviser receives reimbursements for certain clerical, accounting, administrative and other services provided to the Fund by the Adviser pursuant to the Administration Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Administration Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser (including in its capacity as Administrator) for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiary that provides shareholder services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to shareholder servicing fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the Fund’s performance against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing the Fund’s performance against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the management fee rate payable by the Fund (the combined advisory fee payable to the Adviser and administration fee payable to the Administrator) and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. They compared the combined advisory and administration fees payable by the Fund to the advisory fees of other funds where there is no separate administrator. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual total management fee rate (the combined advisory fee payable to the Adviser plus the administration fee payable to the Administrator) with a peer group median and noted that it was lower than the median. The directors noted that the total management fee rate was expressed as a percentage of net assets and would have been somewhat lower if expressed as a percentage of average total assets (i.e., net assets plus assets supported by leverage).

The directors also compared the Fund’s contractual advisory fee rate with the fee rate charged by the Adviser for advising an open-end high income fund that also invested globally, and noted historical differences in their fee structures.

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The Adviser informed the directors that there were no institutional products managed by the Adviser that utilize investment strategies similar to those of the Fund.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rates on assets above specified levels. The directors considered that the Fund is a closed-end fixed-income fund and was not expected to have meaningful asset growth (absent a rights offering or an acquisition). In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. They noted that, if the Fund’s net assets were to increase materially, they would review whether potential economies of scale were being realized.

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INFORMATION REGARDING INVESTMENT OBJECTIVE,

INVESTMENT POLICIES AND PRINCIPAL RISKS

Recent Changes to Investment Objective, Investment Policies and Principal Risks

The following is a summary of certain material changes to the Fund’s investment objective, investment policies and principal risks during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

None.

Current Investment Objective, Investment Policies and Principal Risks

Investment Objective

The Fund’s primary investment objective is to seek high current income. Its secondary investment objective is capital appreciation.

The investment objective is fundamental and may not be changed without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940.

Investment Policies

The Fund is permitted to invest without limit in debt securities, including Sovereign Debt Obligations (defined as U.S. Dollar-denominated debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments) and corporate debt, denominated in non-U.S. currencies as well as in the U.S. Dollar. In addition, the Fund may invest without limit in emerging and developed markets and in debt securities of U.S. and non-U.S. corporate issuers.

The Fund will not invest 25% or more of its total assets in the Sovereign Debt Obligations of any one country other than the U.S.

Substantially all of the Fund’s investments will be in high yield, high risk debt securities that are low-rated (i.e., below investment-grade) or unrated and in both cases that are considered to be predominantly speculative as regards the issuer’s capacity to pay interest and repay principal.

Principal Investment Risks

See the earlier description of the Fund’s risks under “Disclosures and Risks.”

Fundamental Investment Restrictions

The Fund has adopted the following investment restrictions, which may not be changed without the approval of the holders of a “majority of the Fund’s

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INFORMATION REGARDING INVESTMENT OBJECTIVE,

INVESTMENT POLICIES AND PRINCIPAL RISKS (continued)

outstanding voting securities.” A “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. The percentage limitations set forth below apply only at the time an investment is made or other relevant action is taken by the Fund.

1.

The Fund will not make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

2.

The Fund will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government Securities;

3.

The Fund will not borrow money, except the Fund may borrow (a) from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund’s Board, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the Investment Company Act of 1940 Act, as amended, and (b) for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

4.	The Fund will not pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

5.	The Fund will not invest in companies for the purpose of exercising control;

6.

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (“short sales against the box”), and unless not more than 10% of the Fund’s net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund’s present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

7.	The Fund will not (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 129

INFORMATION REGARDING INVESTMENT OBJECTIVE,

INVESTMENT POLICIES AND PRINCIPAL RISKS (continued)

estate or interests therein and securities that are secured by real estate, provided such securities are Sovereign Debt Obligations; (b) purchase or sell commodities or commodity contracts; (c) invest in interests in oil, gas, or other mineral exploration or development programs; and (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions;

8.

The Fund will not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund’s total assets may be invested in the securities of any investment company; and

9.

The Fund will not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.

130 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND | 131

NOTES

132 | ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND	abfunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GHI-0151-0324

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Global High Income Fund	2023	$162,505	$6,000	$15,869
	2024	$162,505	$8,000	$22,128

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global High Income Fund	2023	$2,006,552	$21,869
			$(6,000)
			$(15,869)
	2024	$1,943,206	$30,128
			$(8,000)
			$(22,128)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Jorge A. Bermudez	Garry L. Moody
Michael J. Downey	Marshall C. Turner, Jr.
Nancy P. Jacklin	Jeanette Loeb
Carol C. McMullen

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1.	INTRODUCTION

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.

AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsibility team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to Responsibility, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

2.	RESEARCH UNDERPINS DECISION MAKING

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals. In turn, our votes on some proposals may vary by issuer, while maintaining the goal of maximizing the value of the securities in client portfolios.

We sometimes manage accounts where proxy voting is directed by clients or newly acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy. Where we have agreed to vote proxies on behalf of our clients, we have an obligation to vote proxies in a timely manner and we apply the principles in this Policy to our proxy decisions. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy.

RESEARCH SERVICES

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis at different levels. This research includes proxy voting recommendations distributed by ISS and Glass Lewis. All our investment professionals can access these materials via the members of the Responsibility team and/or the Committee.

ENGAGEMENT

In evaluating proxy issues and determining our votes, we welcome and seek perspectives of various parties. Internally, members of Responsibility team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platforms, and Portfolio Managers who manage accounts in which a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change that we believe will drive shareholder value. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and members of Responsibility team, who offer a more holistic view of ESG and climate practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be guided by what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to help maximize long-term shareholder value) or as otherwise warranted by the specific facts and circumstances of an investment. In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

SHAREHOLDER PROPOSAL ASSESSMENT FRAMEWORK

AB’s commitment to maximize the long-term value of clients’ portfolios drives how we analyze shareholder proposals. Rather than opting to automatically support all shareholder proposals that mention an ESG or climate issue, we evaluate whether or not each shareholder proposal promotes genuine improvement in the way a company addresses an ESG or climate issue, thereby enhancing shareholder value for our clients in managing a more comprehensive set of risks and opportunities for the company’s business. The evaluation of a proposal that addresses an ESG or climate issue will consider (among other things) the following core factors, as necessary:

•	Materiality of the mentioned ESG or climate issue for the company’s business

•	The company’s current practice, policy and framework

•	Prescriptiveness of the proposal – does the shareholder demand unreasonably restrict management from conducting its business?

•

Context of the shareholder proposal – is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?

•	How does the proposal add value for the shareholders?

We believe ESG and climate considerations are important elements that help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a more comprehensive set of risks and opportunities, such as ESG and climate issues, from a long-term shareholder value perspective.

3.1	BOARD AND DIRECTOR PROPOSALS

1. Board Oversight and Director Accountability on Material Environmental and Social Topics Impacting Shareholder Value: Climate Risk Management and Human Rights Oversight	CASE-BY-CASE

AB believes that board oversight and director accountability are critical elements of corporate governance. Companies demonstrate effective governance through proactive monitoring of material risks and opportunities, including ESG related risks and opportunities. In evaluating investee companies’ adaptiveness to evolving climate risks and human rights oversight, AB engages its significant holdings on climate strategy through a firmwide campaign. Based on each company’s response, AB will hold respective directors accountable as defined by the committee charter of the company.

2. Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG and climate issues. In some cases, oversight for material ESG issues can be managed effectively by existing committees of the board of directors, depending on the expertise of the directors assigned to such committees. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3. Changes in Board Structure and Amending the Articles of Incorporation	FOR

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4. Classified Boards	AGAINST

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti- takeover implications, we generally oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision. We may also vote against directors that fail to implement shareholder approved proposals to declassify boards that we previously supported.

5. Director Liability and Indemnification	CASE-BY-CASE

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose proposals to indemnify directors for gross negligence.

6. Disclose CEO Succession Plan (SHP)	FOR

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

7. Election of Directors	FOR

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support requirements that surpass market regulation and corporate governance codes implemented in a local market if we believe heightened requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence either (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We may also take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.

We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

We may vote against directors for poor compensation, audit or governance practices, including the lack of a formal key committee.

We may vote against directors for unilateral bylaw amendments that diminish shareholder rights.

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a. Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b. Voting for Director Nominees in a Contested Election	CASE-BY-CASE

Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.	Board Capacity

We believe that incorporating an assessment of each director’s capacity into consideration for a director election is essential to promote meaningful board oversight of the management. Director effectiveness aside, a social externality arises when the practice of directors serving on many public company boards becomes widespread, as this limits the opportunities for other board candidates, particularly diverse candidates. AB currently votes against the appointment of directors who occupy, or would occupy following the vote: four (4) or more outside public company board seats for non-CEOs, three (3) or more outside public company board seats for the sitting CEO of the company in question and two (2) or more outside public company board seats for sitting CEOs of companies other than the company under consideration. We may also exercise flexibility on occasions where the “over-boarded” director nominee’s presence on the board is critical, based on company specific contexts in absence of any notable accountability concerns.

9.	Board Diversity

Diversity is an important element of assessing the board’s quality, as it promotes wider range of perspectives to be considered for companies to both strategize and mitigate risks. In line with this view, several European countries legally require a quota of female directors. Other European countries have a comply-or-explain policy. In the US, California requires corporations headquartered in the State of California to have at least one female director on board.

We believe that boards should develop, as part of their refreshment process, a framework for identifying diverse candidates for all open board positions. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. As such, we generally vote in favor of proposals that encourage the adoption of a diverse search policy, so-called “Rooney Rules”, assuring that each director search includes at least one woman, and in the US, at least one underrepresented person of color, in the slate of nominees. Our views on board diversity translate to the following two voting approaches:

a.

Gender Diversity: AB will generally vote against the nominating/governance committee chair, or a relevant incumbent member in case of classified boards, when the board has no female members. In Japan, we will vote against the top management. This approach applies globally.

b.

Ethnic and Racial Diversity: AB will escalate the topic of board level ethnic/racial diversity and engage with its significant holdings that lack a minority ethnic/racial representation on the board through 2021. Based on the outcome of such engagements, AB will begin voting against the nominating/governance committee chair or a relevant incumbent member for classified boards of companies that lack minority ethnic/racial representation on their board in 2022.

10. Independent Lead Director (SHP)	FOR

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director if the position of chairman is non-independent. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to require an independent board chairman, barring any additional board leadership concerns.

11. Limit Term of Directorship (SHP)	CASE-BY-CASE

These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

12. Majority Independent[1] Directors (SHP)	FOR

Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

13. Majority of Independent Directors on Key Committees (SHP)	FOR

In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors, considering the local market regulation and corporate governance codes as well as controlled company status.

14. Majority Votes for Directors (SHP)	FOR

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

15. Removal of Directors Without Cause (SHP)	FOR

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

[1]

For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed. However, we may deem local independence classification criteria insufficient.

[2]	Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

16. Require Independent Board Chairman (SHP)	CASE-BY-CASE

We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

3.2	COMPENSATION PROPOSALS

17. Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE

We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

18. Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

19. Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item

20. Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

21. Approve Remuneration for Directors and Auditors	CASE-BY-CASE

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. We will generally oppose performance-based remuneration for non-executive directors as this may compromise independent oversight. In addition, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

22. Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE

Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long- term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

23. Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE

In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

24. Disclose Executive and Director Pay (SHP)	CASE-BY-CASE

The United States Securities and Exchange Commission (“SEC”) has adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

25. Executive and Employee Compensation Plans, Policies and Reports	CASE-BY-CASE

Compensation plans usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long- term interests of management with shareholders:

Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

Compensation costs should be managed in the same way as any other expense;

Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company and;

In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.

In markets where votes on compensation plans are not required for all companies, we will support shareholder proposals asking the board to adopt such a vote on an advisory basis.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

26. Limit Executive Pay (SHP)	CASE-BY-CASE

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

27. Mandatory Holding Periods (SHP)	AGAINST

We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value. We are generally in favor of reasonable stock ownership guidelines for executives.

28. Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

29. Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

30. Recovery of Performance-Based Compensation (SHP)	FOR

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a fraud or other reasons that resulted in the detriment to shareholder value and/or company reputation due to gross ethical lapses. In deciding how to vote, we consider the adequacy of the existing company clawback policy, if any.

31. Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

32. Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

33. Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR

Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

34. Amend Exclusive Forum Bylaw (SHP)	AGAINST

We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

35. Amend Net Operating Loss (“NOL”) Rights Plans	FOR

NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti- takeover device.

36. Authorize Share Repurchase	FOR

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.

Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

37. Blank Check Preferred Stock	AGAINST

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

38. Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

39. Elimination of Preemptive Rights	CASE-BY-CASE

Preemptive rights allow the shareholders of the company to buy newly issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

40. Expensing Stock Options (SHP)	FOR

US generally accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS — international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

41. Fair Price Provisions	CASE-BY-CASE

A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two-tiered front-loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two -tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

42. Increase Authorized Common Stock	CASE-BY-CASE

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”— must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

43. Issuance of Equity Without Preemptive Rights	FOR

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

44. Multi Class Equity Structure	AGAINST

The one share, one vote principle — stating that voting power should be proportional to an investor’s economic ownership — is generally preferred in order to hold the board accountable to shareholders. AB’s general expectation of companies with multi class equity structures is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include measures such as sunset provisions or requiring periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class vote structures and share their current view.

With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB recommends companies that had an initial public offering (IPO) in the past two (2) years to institute a time-based sunset to be triggered seven (7) years from the year of the IPO. In 2021, we will engage with companies in our significant holdings universe that fall under this category. We may vote against the relevant board member of companies that remain unresponsive starting 2022 AGM, unless there is a valid case to apply an exemption.

For companies that instituted a multi-class share structure unrelated to an IPO event or had an IPO two (2) or more years ago, sunset should be seven (7) years from the year when the issuer implemented the multi-class structure. If the structure was adopted greater than seven (7) years ago, we will expect the issuer to consider the shortest sunset plan that makes sense based on the issuer’s context. In 2021, we will engage with our portfolio companies in scope. We may vote against the respective board member if we don’t see any progress starting 2022 AGM, unless there is a valid case to apply an exemption.

45. Net Long Position Requirement	FOR

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

46. Reincorporation	CASE-BY-CASE

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

47. Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

48. Stock Splits	FOR

Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

49. Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR

Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

50. Transferrable Stock Options	CASE-BY-CASE

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by- case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

51. Appointment of Auditors	FOR

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non- audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

52. Approval of Financial Statements	FOR

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

53. Approval of Internal Statutory Auditors	FOR

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

54. Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

55. Separating Auditors and Consultants (SHP)	CASE-BY-CASE

We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of other non-audit related services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

56. A Shareholder’s Right to Call Special Meetings (SHP)	FOR

Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.

We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to establish shareholders’ right to call a special meeting unless we see a potential abuse of the right based on the company’s current share ownership structure.

57. Adopt Cumulative Voting (SHP)	CASE-BY-CASE

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board.

Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

58. Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR

In dual class structures (such as A and B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

59. Early Disclosure of Voting Results (SHP)	AGAINST

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

60. Limiting a Shareholder’s Right to Call Special Meetings	AGAINST

Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

61. Permit a Shareholder’s Right to Act by Written Consent (SHP)	CASE-BY-CASE

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.

62. Proxy Access for Annual Meetings (SHP) (Management)	FOR

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the SEC in 2010, but vacated by the US District of Columbia Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

63. Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

64. Shareholder Proponent Engagement Process (SHP)	FOR

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

65. Supermajority Vote Requirements	AGAINST

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement. However, we may support supermajority vote requirements at controlled companies as a protection to minority shareholders from unilateral action of the controlling shareholder.

66. Authorize Virtual-Only Shareholder Meetings	CASE-BY-CASE

COVID-19 has called for a need to authorize companies in holding virtual-only shareholder meetings. While recognizing technology has enabled shareholders to remain connected with the board and management, AB acknowledges that virtual only shareholder meetings have resulted in certain companies abusing their authority by limiting shareholders from raising questions and demanding onerous requirements to be able to read their questions during the meeting. Because such practice vary by company and jurisdiction with different safeguard provisions, we will consider—among other things—a company’s disclosure on elements such as those below when voting on management or shareholder proposals for authorizing the company to hold virtual-only shareholder meetings:

•	Explanation for eliminating the in-person meeting;

•	Clear description of which shareholders are qualified to participate in virtual-only shareholder meetings and how attendees can join the meeting;

•	How to submit and ask questions;

•	How the company plans to mimic a real-time in-person question and answer session; and

•	List of questions received from shareholders in their entirety, both prior to and during the meeting, as well as associated responses from the company

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

67. Animal Welfare (SHP)	CASE-BY-CASE

These proposals may include reporting requests or policy adoption on items such as pig gestation crates and animal welfare in the supply chain. For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

68. Climate Change (SHP)	FOR

Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We generally support these proposals, while taking into account the materiality of the issue and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure, while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

69. Charitable Contributions (SHP) (Management)	CASE-BY-CASE

Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70. Environmental Proposals (SHP)	CASE-BY-CASE

These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71. Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE

These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

72. Health Proposals (SHP)	CASE-BY-CASE

These proposals may include reports on pharmaceutical pricing, antibiotic use in the meat supply, and tobacco products. We generally support shareholder proposals calling for reports and disclosure while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue. We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposal is of added benefit to shareholders.

73. Human Rights Policies and Reports (SHP)	CASE-BY-CASE

These proposals may include reporting requests on human rights risk assessments, humanitarian engagement and mediation policies, working conditions, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

74. Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE

We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

75. Lobbying and Political Spending (SHP)	FOR

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level.

These proposals may increase transparency.

76. Other Business	AGAINST

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

77. Reimbursement of Shareholder Expenses (SHP)	AGAINST

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

78. Sustainability Report (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure related to sustainability while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

79. Workplace: Diversity (SHP)	FOR

We generally support shareholder proposals calling for reports and disclosure surrounding workplace diversity while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to prohibit workplace discrimination based on sexual orientation and gender identity.

80. Workplace: Gender Pay Equity (SHP)	FOR

A report on pay disparity between genders typically compares the difference between male and female median earnings expressed as a percentage of male earnings and may include, (i) statistics and rationale explanation pertaining to changes in the size of the gap, (ii) recommended actions, and (iii) information on whether greater oversight is needed over certain aspects of the company’s compensation policies. In the U.S., we are generally supportive of proposals to require companies to make similar assessments and disclosure related to the pay disparity between different gender and ethnic/racial groups. Shareholder requests to place a limit on a global median ethnic/racial pay gap will be assessed based on the cultural and the legal context of markets to which the company is exposed.

The SEC requires US issuers with fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This requirement, however, does not specifically address gender pay equity issues in such pay disparity reports. Accordingly, we will generally support proposals requiring gender pay metrics, taking into account the specific metrics and scope of the information requested and whether the SEC’s requirement renders the proposal unnecessary.

4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES

Votes generally are cast in accordance with this Policy3. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in section 4.5 of the Policy. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.

4.3	DISCLOSURE OF CONFLICTS

When considering a proxy proposal, members of the Committee or investment professionals involved in the decision- making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST

No less frequently than annually, a list of companies and organizations whose engagement and proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List generally includes:

•	Publicly-traded clients of AB;

•	Publicly-traded companies that distribute AB mutual funds;

•	Bernstein private clients who are directors, officers, or 10% shareholders of publicly traded companies;

•	Publicly-traded companies that are sell-side clients of our affiliated broker-dealer, SCB&Co.;

•	Companies where an employee of AB or Equitable Holdings, Inc., the parent company of AB, has identified an interest;

•	Publicly-traded affiliated companies;

•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;

•	Publicly-traded companies targeted by the AFL-CIO for engagement and voting; and

•	Any other company subject to a material conflict of which a Committee member becomes aware[4].

[3]

From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.

[4]	The Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in Section 4.5 below. We document all instances when the Conflicts Officer determines our vote.

4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST

When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:

•	If our proposed vote is explicitly addressed by and consistent with the Policy, no further review is necessary.

•

If our proposed vote is contrary to the Policy (i.e., requires a case-by-case assessment or is not covered by the Policy), the vote will be presented to the Conflicts Officer. The Conflicts Officer’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto). The Conflicts Officer will determine whether the proposed vote is reasonable. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:

•	Recuse or “wall-off” certain personnel from the proxy voting process;

•	Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or

•	Take other actions as the Conflicts Officer deems appropriate.

4.6	REVIEW OF THIRD PARTY PROXY SERVICE VENDORS

AB engages one or more Proxy Service Vendors to provide voting recommendations and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.

The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that the Proxy Service Vendor(s) to which we have a full- level subscription is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING

It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on an ESG related shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more members of Responsibility team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE

AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

5.	VOTING TRANSPARENCY

We publish our voting records on our website one business day after the shareholder meeting date for each issuer company. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.

6.	RECORDKEEPING

All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six (6) or more years, we will comply with the local regulation.9 We maintain the vast majority of these records electronically.

6.1	PROXY VOTING AND GOVERNANCE POLICY

The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES

For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS

Records of votes cast by AB are retained electronically by our proxy research service vendor.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION

Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS

The Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Responsibility team.

5	US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

7.	PROXY VOTING PROCEDURES

7.1	VOTE ADMINISTRATION

In an effort to increase the efficiency of voting proxies, AB currently uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. Members of Responsibility team review the ballots via ISS’s web platform, ProxyExchange, and complete the ballots for any proposals where our Policy involves a case-by-case assessment. In addition, all AB’s proxy votes are double-checked by an offshore compliance team to verify that they are being voted in-line with our Policy. Using ProxyExchange, the members of Responsibility team submit our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

7.2	SHARE BLOCKING AND ABSTAINING FROM VOTING CLIENT SECURITIES

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client’s best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.

7.3	LOANED SECURITIES

Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities. For the SRI labeled Thematic funds, we recall U.S. securities on loan to vote proxies and have discontinued lending for non-U.S. securities.

If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com.

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case
Board and Director Proposals
	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+

Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+

Shareholder Proposal		For	Against	Case-by- Case
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+

Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+

Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+

Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+
+	Early Disclosure of Voting Results		+

Shareholder Proposal		For	Against	Case-by- Case
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent			+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+

Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Workplace: Diversity	+
+	Workplace: Pay Disparity			+

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues explicitly addressed by, and consistent with our stated proxy voting policy?

☐ Yes ☐ No

If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote on consistent with our client’s recommended vote?

☐ Yes ☐ No

Leave blank if not applicable; if yes, continue to question 3; if no, provide a memo reflecting the guidelines provided below.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services? ☐ Yes ☐ No

Leave blank if not applicable.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

•	A list of the issue(s) where our proposed vote is contrary to our stated Policy (director election, cumulative voting, compensation)

•

A description of any substantive contact with any interested outside party and a proxy voting and governance committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.

•	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

AB Conflicts Officer Approval (if necessary. Email approval is acceptable.):	Prepared By:
I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
AB Conflicts Officer	Date:
Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income: Emerging Markets Investment Team.

The following table lists the five members of the team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Gershon Distenfeld; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.

Matthew S. Sheridan; since prior to 2013; Vice President of the Adviser	Senior Vice President of the Adviser* with which he has been associated since prior to 2013.

*	The Adviser, ABI and ABIS are affiliates of the Fund.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended March 31, 2024.

REGISTERED INVESTMENT COMPANIES (excluding the Fund)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Gershon Distenfeld	7	$6,850,000,000	None	None
Matthew S. Sheridan	14	$12,567,000,000	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees
Gershon Distenfeld	87	$53,102,000,000	1	$840,000,000
Matthew S. Sheridan	96	$44,139,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees
Gershon Distenfeld	457	$70,467,000,000	None	None
Matthew S. Sheridan	29	$12,105,000,000	None	None

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business

Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Adviser. The Adviser’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Adviser) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each 90 account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Adviser and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation

The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Adviser to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time. When the liquidity in a market is not sufficient to fill all client orders, the Adviser may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Adviser aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors, (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Adviser may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Adviser believes that disaggregation will not materially impact other client orders. Certain other clients of the Adviser have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

The Adviser’s procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. The Adviser is conscious of these potential conflicts. When the Adviser is providing fiduciary services, the goal of the Adviser’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Adviser’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Funds. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and riskadjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Funds do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

Asset-Based and Performance-Based Compensation:

With respect to the Select US Equity and Select US Long/Short, Mr. Feuerman and members of the investment team he leads (the “Investment Team”) were hired by the Adviser in 2011. At that time, the Adviser entered into an employment agreement with Mr. Feuerman under which a compensation pool for Mr. Feuerman and members of the Investment Team was created based on specified percentages of the fees (both asset-based and performance-based fees) received by the Adviser from the accounts managed by the Investment Team. Performance fees are not assessed on the Fund or the assets of the Fund. In general, a larger percentage of the fees received by the Adviser is allocated to the compensation pool with respect to assets that were managed by Mr. Feuerman at his prior employer and that followed Mr. Feuerman to the Adviser than with respect to assets, such as the Fund, that were obtained or created after Mr. Feuerman joined the Adviser. The compensation pool is allocated among the members of the Investment Team based on the recommendations of Mr. Feuerman subject to approval by the Adviser’s Compensation Committee. This compensation represents a portion of the overall compensation received by members of the Investment Team.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended March 31, 2024 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Gershon Distenfeld	None
Matthew S. Sheridan	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global High Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: May 30, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: May 30, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: May 30, 2024